NOTE PURCHASE AGREEMENT

                               AMONG


                      ONEITA INDUSTRIES, INC.

                                and

                          ROBERT M. GINTEL

                                and

                       AVONDALE MILLS, INC.







                   Dated as of December 28, 1995







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     NOTE PURCHASE AGREEMENT ("Agreement"), dated as of December 28, 1995, among
ONEITA INDUSTRIES, INC., a Delaware corporation having its principal address at 4130 Faber Place Drive, Suite 200, Ashley Corporate Center, Charleston, South Carolina 29405 (the "Company"), ROBERT M. GINTEL, an individual with a principal place of business at 6 Greenwich Office Park, Greenwich, Connecticut 06831 ("Gintel"), and AVONDALE MILLS, INC., an Alabama corporation having its
principal   address  at  506  South  Broad   Street,   Monroe,   Georgia   30655
("Avondale")(Gintel and Avondale are sometimes hereinafter collectively referred to as the "Purchasers," and individually as a "Purchaser").


                        W I T N E S S E T H

     WHEREAS, each of the Purchasers desire to lend the Company $7,500,000, or an aggregate of $15,000,000 (the "Loan") and the Company intends to make a common stock rights offering (the "Rights Offering"), on the terms and conditions set forth in the Standby Agreement (as defined below), to the holders of shares of the Company's common stock, $.25 par value per share (the "Common Stock"), to raise sufficient funds to repay $11,250,000 of the Loan; and

     WHEREAS, the Purchasers are willing to act as standby purchasers of the Company with respect to the Rights Offering, all in accordance with the terms set forth in a Standby Agreement among the Company and the Purchasers, such Standby Agreement to be in the form annexed hereto as Schedule A (the "Standby Agreement"); and

     WHEREAS, to evidence the Loan, the Company desires to issue and sell, and the Purchasers desire to purchase from the Company, Subordinated 10% Promissory Notes of the Company in the aggregate principal amount of $15,000,000, with Gintel acquiring two notes, each in the original principal amount of $3,750,000 (the "Initial Gintel Note" and the "Gintel Subordinated Note"), the Initial Gintel Note to be exchangeable as herein provided; and

     WHEREAS, in connection with, and as partial consideration for, that portion of the Loan being made by Gintel, the Company, subject to its prior receipt of all requisite consents, desires to issue and sell to Gintel five-year warrants (the "Warrants") to purchase up to 125,000 shares of Common Stock of the Company at $7.00 per share (the "Warrant Shares"); and

     WHEREAS, should the Rights Offering fail to be consummated on or before May 31, 1996, or upon the earlier happening of certain other events set forth herein, the parties desire that Avondale have the right to exchange its
$7,500,000 subordinated note (the "Avondale Note") for a convertible 10% subordinated note of the Company in like principal amount (the "Avondale Replacement Note"), such Avondale Replacement Note to be convertible into shares of Common Stock of the Company at the rate of $7.00 per share; and

     WHEREAS, should the Rights Offering fail to be consummated on or before May 31, 1996, or upon the earlier happening of certain other events set forth herein, the parties desire that Gintel have the right, subject to the prior receipt by the Company of all requisite consents, to exchange his Initial Gintel Note for a convertible 10% subordinated note of the Company in like principal amount (the "Gintel Replacement Note"), such Gintel Replacement Note to be convertible into shares of Common Stock of the Company at the rate of $7.00 per share.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section 1.     Purchase and Sale of Notes.

     1.1 Purchase and Sale of Notes. The Company agrees to sell to the Purchasers, and the Purchasers agree to purchase from the Company, at a closing (the "Closing") to take place on such date as the parties hereto shall agree, but in no event later than February 28, 1996 (the "Closing Date"), and subject to the conditions hereinafter set forth in Sections 1.2 and 1.3 below, $15,000,000 aggregate principal amount of Subordinated 10% Promissory Notes of the Company due January 31, 1999 at a price equal to 100% of the aggregate principal amount of the Notes, such Notes to be subordinated to certain indebtedness of the Company on the terms and conditions further set forth in the Notes. To evidence the Loan, Avondale will be issued the Avondale Note and Gintel will be issued the Initial Gintel Note and the Gintel Subordinated Note (the Avondale Note, the Initial Gintel Note and the Gintel Subordinated Note are sometimes hereinafter collectively referred to as the "Notes"). The Initial Gintel Note, the Gintel Subordinated Note and the Avondale Note are substantially in the forms of Schedules B, C and D annexed hereto, respectively, shall be dated as of the Closing Date, and shall be paid for, in the amount set forth on the face of each Note, by wire transfer of immediately available funds to such account of the Company as shall have been designated to the Purchasers.

     1.2 Conditions to the Purchasers' Obligations. The obligations of the Purchasers to purchase the Notes as provided for herein shall be subject to the fulfillment, or waiver by the Purchasers, on or before the Closing Date, of each of the following conditions:

     1.2.1 Representations and Warranties. The representations and warranties of the Company contained in Section 5 hereof shall be true and correct, in all material respects, on and as of the Closing Date and the Company shall have delivered to the Purchasers a certificate of the President of the Company to such effect.

     1.2.2 Compliance with Agreement. The Company, in all material respects, shall have performed and complied with all agreements and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date and the Company shall have delivered to the Purchasers a certificate of the President of the Company to such effect.

     1.2.3 Bank Financing. The Company shall have consummated the bank financing described in Schedule 1.2.3 annexed hereto (the "Bank Financing") on or before the Closing Date.

     1.2.4 Registration Rights Agreements. The Company shall have executed and delivered to Avondale and Gintel a registration rights agreement, in or substantially in the form annexed hereto as Schedule E (the "Registration Rights Agreement"), pursuant to which, among other things, the Company, if requested by Avondale and/or Gintel, shall register for sale, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), any shares of Common Stock of the Company acquired pursuant to the Standby Agreement, issuable upon the conversion of all or any portion of the Gintel Replacement Note and/or the Avondale Replacement Note and/or issuable upon the exercise of all or any portion of the Warrants.

     1.2.5 Opinion of Counsel. The Company shall have delivered a favorable opinion, dated the Closing Date and addressed to the Purchasers, from counsel for the Company, substantially in the form of Schedule 1.2.5 annexed hereto.

     1.2.6 Fairness Opinion. The Board of Directors of the Company, acting upon the recommendation of a specially appointed Independent Committee of the Board of Directors of the Company (the "Independent Committee"), shall have received the opinion of Butler Chapman & Co., Inc. ("Butler Chapman") to the effect that the transactions contemplated by this Agreement and the Rights Offering are fair from a financial point of view to the Company and the holders of Common Stock of the Company and such opinion shall not have been withdrawn as of the Closing Date.

     1.2.7 Board Approval. The Board of Directors of the Company, based upon the recommendation of the Independent Committee and the fairness opinion described in Section 1.2.6 above, shall have [unanimously (except any director of the Company participating in the transactions contemplated by this Agreement shall have abstained)] approved the transactions contemplated by this Agreement, and each director of the Company who owns Common Stock shall have agreed to vote, at any stockholders' meeting of the Company, all shares of Common Stock beneficially owned by him in favor of the Rights Offering, the issuance of the Warrants and any other proposal relating to any of the transactions contemplated by this Agreement.

     1.2.8 Approvals and Consents. There shall have been obtained by the Company and the Purchasers all consents, approvals, authorizations, waivers, permits and orders, necessary or required for purposes of legally consummating the transactions contemplated by this Agreement, including, without limitation, any consent and/or waiver required from Prudential Insurance Company of America ("Prudential"), and all such consents, approvals, authorizations, permits and orders shall be reasonably acceptable to the Purchasers.

     1.2.9 Legal Actions or Proceedings. No action or proceeding by any governmental authority or other person shall have been instituted or threatened which could reasonably be expected to enjoin, restrain or prohibit, or could reasonably be expected to result in substantial damages in respect of any provision of this Agreement or the consummation of the transactions contemplated hereby or by the Rights Offering.

     1.2.10 Certificate of Principal Financial Officer. There shall have been delivered to the Purchasers, dated as of the Closing Date, a certificate of the principal financial officer of the Company to the effect that he is familiar with this Agreement, that he has reviewed the affairs of the Company and its subsidiaries, and that, to the best of his knowledge, there exists no condition, act or omission to act which would constitute an event of default under the Notes or which with notice or lapse of time, or both, would constitute such an event of default.

     1.2.11 Financial Statements. The Company shall have delivered to the Purchasers the audited financial statements of the Company as of September 30, 1995, which financial statements contain the unqualified opinion of Arthur Andersen LLP (the "September 30, 1995 Financial Statements").

     1.2.12 Acceptable Subordination Agreement. The Purchasers, in connection with the Bank Financing, shall have entered into subordination agreements in form and substance acceptable to them with the lenders in the Bank Financing.

     1.2.13 Satisfactory Information. The Annual Report of the Company on Form 10-K for the fiscal year ended September 30, 1995 and the balance sheets of the Company delivered or to be delivered to the Purchasers in accordance with Sections 5.7 (iii) and (iv) shall not contain disclosure of any material adverse facts which have not been previously disclosed to Avondale.

     1.3 Conditions to the Company's Obligations. The obligations of the Company to sell the Notes as provided for herein shall be subject to the fulfillment, or waiver by the Company, on or before the Closing Date, of each of the following conditions:

     1.3.1 Representations and Warranties. The representations and warranties of each Purchaser contained in Section 7 hereof shall be true and correct, in all material respects, on and as of the Closing Date and each Purchaser shall have delivered to the Company an executed certificate to such effect.

     1.3.2 Compliance with Agreement. Each Purchaser, in all material respects, shall have performed and complied with all agreements and conditions contained in this Agreement that are required to be performed or complied with by him or it, as the case may be, on or before the Closing Date and each Purchaser shall have delivered to the Company a certificate to such effect.

     1.3.3 Bank Financing. The Company shall have consummated the Bank Financing on or before the Closing Date.

     1.3.4 Fairness Opinion. The Board of Directors of the Company, acting upon the recommendation of the Independent Committee, shall have received the opinion of Butler Chapman to the effect that the transactions contemplated by this Agreement and the Rights Offering are fair from a financial point of view to the Company and the holders of Common Stock of the Company and such opinion shall not have been withdrawn as of the Closing Date.

     1.3.5 Approvals and Consents. There shall have been obtained by the Purchasers and the Company all consents, approvals, authorizations, waivers, permits and orders necessary or required for purposes of legally consummating the transactions contemplated by this Agreement, including, without limitation, any consent and/or waiver required from Prudential, and all such consents, approvals, authorizations, permits and orders shall be reasonably acceptable to the Company.

     1.3.6 Legal Actions or Proceedings. No action or proceeding by any governmental authority or other person shall have been instituted or threatened which could reasonably be expected to enjoin, restrain or prohibit, or could reasonably be expected to result in substantial damages in respect of, any provision of this Agreement or the consummation of the transactions contemplated hereby or by the Rights Offering.

     1.3.7 September 30, 1995 Financial Statements. The Company shall have delivered to the Purchasers copies of the September 30, 1995 Financial Statements.

     1.4 Closing. The Closing of the purchase and sale of the Notes on the Closing Date shall take place at the offices of Reid & Preist LLP at 11:00 a.m. on the Closing Date or at such other time and place as the Company and the Purchasers mutually agree upon. At the Closing, the parties shall deliver the Notes and make the respective payments therefor.

     Section 2. Issuance and Sale of Warrants.

     In connection with, and in partial consideration for, that portion of the Loan being funded by Gintel, the Company hereby agrees, subject to its prior receipt of all requisite approvals and consents, including, without limitation, those of the New York Stock Exchange (the "NYSE") and/or the Company's stockholders, to issue and sell to Gintel the Warrants. The Warrants shall be in the form annexed hereto as Schedule F. The Company hereby covenants to seek promptly the approvals and consents contemplated in this Section 2.

     Section 3. Transactions Upon Consummation of the Rights Offering.

     Standby Agreement. If the Rights Offering is consummated on or before May 31, 1996, then Gintel and Avondale shall act as standby purchasers pursuant to the Standby Agreement.

     Section 4. Transactions Upon No Consummation of the Rights Offering or Other Triggering Events.

     4.1 Exchange of Avondale Note. If, (a) by May 31, 1996, the Rights Offering is not consummated, or (b) an Event of Default occurs (as defined in the Avondale Note or the Initial Gintel Note) or, if prior to May 31, 1996, (c) the stockholders of the Company vote to not approve the Rights Offering and the transactions contemplated hereby and thereby, (d) the Company publicly announces that it will not proceed with the Rights Offering or (e) any other event takes place which effectively prohibits the Company from lawfully consummating the Rights Offering by May 31, 1996 (the date of occurrence of any of the events described in clauses (a) through (e) above being referred to as the "Conversion Date"), then Avondale, at any time within the 30-day period immediately following the Conversion Date, may exchange the Avondale Note for the Avondale Replacement Note, such Avondale Replacement Note to be substantially in the form annexed hereto as Schedule G and to be convertible, at Avondale's option at any time within the 90-day period immediately following the Conversion Date, into shares of Common Stock of the Company at the rate of $7.00 per share, all as set forth in the Avondale Replacement Note. The Company shall provide the Purchasers with prompt written notice of the occurrence of any of the events described in clauses (a) through (e) above.

     4.2 Gintel Exchange of Initial Gintel Note. Gintel, subject to the prior receipt by the Company of all requisite consents, including, if necessary, that of the NYSE and/or the Company's stockholders, may, within the 30-day period immediately following the Conversion Date, exchange the Initial Gintel Note for the Gintel Replacement Note, such Gintel Replacement Note to be substantially in the form annexed hereto as Schedule H, and to be convertible, at Gintel's option at any time within the 90-day period immediately following the Conversion Date, into shares of Common Stock of the Company at the rate of $7.00 per share, all as set forth in the Gintel Replacement Note.

     4.3 Avondale Rights. The parties hereto acknowledge that Avondale's ability to exercise its rights under the Standby Agreement, to exchange the Avondale Note for the Avondale Replacement Note and to convert the Avondale Replacement
Note into Common Stock of the Company does not require NYSE and/or stockholder approval, and that Avondale and the Company will be permitted to effect such exercise, exchange and/or conversion in accordance with the terms of this Agreement and the agreements and promissory notes referred to herein whether or not the necessary NYSE and/or stockholder approvals are obtained to permit the transactions involving Gintel under this Agreement.

     Section 5. Representations and Warranties of the Company.

     In order to induce the Purchasers to acquire the Notes, the Company represents and warrants to each of the Purchasers as follows:

     5.1 Organization and Standing. (a) The Company is a corporation duly organized and validly existing, is in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified as a foreign corporation and is in good standing in all other jurisdictions in which such qualification is required, provided, however, that the Company need not be qualified in a jurisdiction in which its failure to qualify would not have a material adverse effect on its operations or financial condition.

     (b) Except as set forth on Schedule 5.1 annexed hereto, the Company owns, directly or indirectly through subsidiaries, all of the issued and outstanding capital stock of each of the subsidiaries of the Company set forth on Schedule
5.1 annexed hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries is duly organized and validly existing, is in good standing under the laws of the state of its incorporation, and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted.

     (c) Each Subsidiary is duly qualified as a foreign corporation and is in good standing in all other jurisdictions in which such qualification is required, provided, however, that such Subsidiary need not be qualified in a jurisdiction in which its failure to qualify would not have a material adverse effect on its operations or financial condition.

     (d) True and accurate copies of the Company's Certificate of Incorporation and Bylaws, and the Certificate of Incorporation and Bylaws of each Subsidiary, each as presently in effect, have been delivered to counsel for the Purchasers.

     5.2 Capitalization. (a) The authorized capital stock of the Company consists of 15,000,000 shares of Common Stock, of which 6,878,506 shares are validly issued and outstanding, fully paid and nonassessable and listed for trading on the NYSE, and were issued in compliance with all applicable federal and state securities laws, and 2,000,000 shares of preferred stock, $1.00 par value per share, of which no shares are issued and outstanding. Except as set forth on Schedule 5.2 annexed hereto, and as contemplated by the transactions that are the subject of this Agreement and the Rights Offering, there are no options, warrants, conversion privileges, preemptive rights or other rights presently outstanding to purchase any of the authorized but unissued capital stock of the Company.

     (b) The  authorized  capital  stock  of each  Subsidiary  is set  forth  on
Schedule 5.2 annexed hereto. Each outstanding share of capital stock of each Subsidiary has been validly issued and is fully paid and non-assessable and was issued in compliance with all applicable federal and state securities laws. There are no options, warrants, conversion privileges, preemptive rights or other rights presently outstanding to purchase any of the authorized but unissued capital stock of any Subsidiary.

     (c) Except as contemplated by the Registration Rights Agreement and as set forth on Schedule 5.2 annexed hereto, there are no registration rights with respect to the Company's securities currently outstanding or other rights currently outstanding which could require the Company to register for sale pursuant to the Securities Act any securities of the Company.

     5.3 Authorization. All corporate action on the part of the Company and its Subsidiaries and their respective officers, directors and shareholders that are necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Agreement, the Registration Rights Agreement and the Standby Agreement, and for the authorization, issuance and delivery of the Notes, the Avondale Replacement Note, the Gintel Replacement Note and the Warrants have been taken. Except as set forth on Schedule 5.3 annexed hereto, this Agreement, the Notes, the Avondale Replacement Note, the Gintel Replacement Note, the Warrants, the Standby Agreement and the

Registration Rights Agreement, constitute and will constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms, and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-Laws of the Company or any provision of any indenture, agreement or other instrument by which the Company or any of its Subsidiaries, or any of their respective properties or assets is bound or affected.

     5.4 Validity of Common Stock. The Common Stock issuable upon the exercise of the rights to be issued in the Rights Offering, upon any conversion of the Gintel Replacement Note and/or the Avondale Replacement Note or upon any exercise of the Warrants have been duly authorized and validly reserved and, upon issuance in accordance with the terms thereof, shall be duly and validly issued, fully paid and nonassessable and duly authorized for listing on the NYSE, subject to official notice of issuance.

     5.5 Governmental and Other Consents. Except as set forth on Schedule 5.5 annexed hereto, all consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal or state governmental authority or any other person on the part of the Company which are, or will be, necessary to be obtained by the Company for the valid execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Standby Agreement by the Company and the consummation of the transactions contemplated hereby and thereby, or the issuance, delivery or enforcement of the Notes, the Avondale Replacement Note, the Gintel Replacement Note and the Warrants, have been made or obtained.

     5.6 Actions Pending. Except as set forth on Schedule 5.6 annexed hereto, no claim, suit, action or legal, administrative, arbitration or other proceeding or, to the best knowledge and belief of the Company, investigation by any governmental agency, pertaining to the business, products or assets of the Company or any Subsidiary, including, but not limited to, matters involving environmental, safety or health standards, or employment matters as currently in effect, or products liability or product safety, or any change in the zoning or building ordinances affecting the properties or leasehold interests of the Company and its Subsidiaries is pending or, to the best knowledge and belief of the Company, has been threatened, nor, to the best knowledge and belief of the Company, do any facts exist which might lead to any such proceedings, which might materially adversely affect the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole, or any of their respective properties or assets. The foregoing includes, without limiting its generality, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any employees or prospective employee of the Company or any Subsidiary, or the use, in connection with the Company's business, of any information or techniques which might be alleged to be proprietary to their former employer.

     5.7 Financial Statements. The Company has furnished or will furnish to each Purchaser (i) the audited consolidated balance sheet of the Company as of September 30, 1994 and the related consolidated statements of operations and cash flows of the Company for the year then ended (the "Audited Financial Statements"), audited by Arthur Andersen LLP, the independent public accountants retained by the Company, (ii) the unaudited consolidated balance sheet of the Company as of July 1, 1995 and the related unaudited consolidated statements of operations and cash flows of the Company for the nine-month period ended July 1, 1995 (the "Unaudited Financial Statements") as contained in the Company's
Quarterly Report on Form 10-Q for the quarter ended July 1, 1995, as the same was filed with the Securities and Exchange Commission (the "Commission"), (iii) the unaudited consolidated balance sheet of the Company as of September 30, 1995 and the related unaudited consolidated statements of operations and cash flows of the Company for the year then ended and (iv) the unaudited consolidated balance sheet of the Company as of October 31, 1995 and the related unaudited consolidated statements of operations and cash flows of the Company for the month then ended and, if completed prior to the Closing Date, the unaudited consolidated balance sheets of the Company as of the end of each subsequent month and the related unaudited consolidated statements of operations and cash flows of the Company for the months then ended. Such financial statements are and will be complete and correct, have been and will be prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") and fairly present and will fairly present the financial position of the Company as of their respective dates and the results of its operations for the periods then ended; provided, that unaudited financial statements shall be subject to normal year-end adjustments and may not contain all notes which would be required by GAAP. Except as set forth on such balance sheets, the Company has no, and will have no, material liability or obligation, absolute or contingent, as of the respective dates of such balance sheets, which liability or obligation would be required to be included thereon in accordance with GAAP. Except as set forth on
Schedule 5.7 annexed hereto, there has been no material change in the Company's business, prospects, condition, affairs, operations, properties, or assets since September 30, 1995.

     5.8 Title to Properties. Except for the liens securing the indebtedness of the Company referenced in the notes to the September 30, 1995 financial statements of the Company, and as contemplated by the Bank Financing, the Company has good and marketable title to all of its respective real property and owns outright all of its respective other properties and assets, including, without limitation, those reflected on the balance sheet as of September 30, 1995 (other than properties and assets disposed of in the ordinary course of business since the date of such balance sheet).

     5.9  Patents  and  Trademarks.  Except as listed on  Schedule  5.9  annexed
hereto,   the  Company  does  not  own  or  possess  any  patents,   trademarks,
servicemarks, tradenames, copyrights or licenses (hereinafter collectively referred to as the "Intangible Rights"). Except as set forth on Schedule 5.9 annexed hereto, each of the Intangible Rights is held free from contractual restrictions and any other restrictions except those imposed by law or governmental regulation and those which are not material. Except as set forth on such Schedule 5.9 annexed hereto, no material claims relating to the Intangible Rights have been asserted with respect to which notice has been delivered to the Company and not subsequently withdrawn. All such Intangible Rights are valid, enforceable and in good standing and the Company is not infringing any material Intangible Rights of any other person. Except as set forth on Schedule 5.9 annexed hereto, the Company has the right to continue to use its Intangible Rights without any limitation or restriction which would or might materially adversely interfere with its business. No additional Intangible Right is required by the Company to continue conducting its business as presently conducted.

     5.10 Tax Matters. The Company has timely filed all federal, state, local and foreign tax returns, estimates and reports required by any governmental authority to be filed and has paid in full (a) all taxes, charges and assessments shown to be due by such returns, estimates or reports or otherwise due with respect to the periods covered thereby and (b) all deficiencies, interest and penalties imposed in connection therewith. The Company knows of no audits, assessments, notices of deficiency, claims or demands for taxes or proposed deficiencies against the Company for any federal, state, local or foreign taxes.

     5.11 Reports. (a) The Company has filed with the Commission all reports and registration statements and all other filings required to be filed with the Commission for the past three years under the rules and regulations of the Commission, copies of which have been delivered to the Purchasers. At their respective times of filing, no such report, registration statement or other filing contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. All such reports, registration statements and other filings, at their respective times of filing, complied with all applicable rules and regulations of the Commission, including, without limitation, the Securities Act, and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (b) The Company has provided or will provide the Purchasers with copies of the most recent draft of the Company's proposed Annual Report on Form 10-K for the year ended September 30, 1995. Such draft Form 10-K does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are being made, not misleading.

     5.12 Use of Proceeds. The Company will apply the proceeds from the sale of the Notes, simultaneously with the Closing, to working capital, repayment of any interim loans and general corporate needs.

     5.13 ERISA. (a) With respect to each employee benefit plan (as defined in Section 3(3) of ERISA), each oral or written incentive or deferred compensation plan or agreement and each other employee-related plan, program, agreement or arrangement with respect to which the Company or any other member of the Controlled Group has or may have any liability (hereinafter referred to as a "Benefit Plan"): (i) there has been no violation of any applicable provision of ERISA; (ii) each Benefit Plan intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") or for any other tax-exempt or tax-favored status under the Code so qualifies; (iii) neither the Company nor any other member of the Controlled Group is subject to any outstanding or potential liability or obligation, direct or indirect (other than the obligation to make contributions or pay insurance premiums, all of such contributions or premiums having been made or paid (as appropriate) in full on a timely basis), relating to any such Benefit Plan; (iv) there are no actual or potential claims or actions (other than claims for benefits in the normal course) relating to any such Benefit Plan; (v) no Benefit Plan which is an employee pension benefit plan (within the meaning of Section 3(2) of ERISA) has any amount of unfunded benefit liabilities (within the meaning of Section 4001(a)(18) of ERISA), nor has a Reportable Event (within the meaning of Section 4043(c) of ERISA) occurred with respect to any such Benefit Plan; and (vi) no Benefit Plan is a multi-employer plan (within the meaning of Sections 3(37) or 4001(a)(3) of ERISA).

     (b) For purposes of this Section 5.13: (i) the term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended; and (ii) the term "Controlled Group" shall mean a group composed of the Company and each other corporation or other organization under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

     5.14 Environmental. Except as set forth on Schedule 5.14 annexed hereto, the Company has obtained all permits, licenses and other authorizations which are required under all environmental laws, including laws relating to emissions, discharges, releases or threatened releases or pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, except to the extent failure to obtain any such permit, license or other authorization does not have (and is not likely to have) a material adverse effect on the business, condition (financial or otherwise), operation, properties, performance or prospects of the Company and its Subsidiaries, taken as a whole. Except as set forth on Schedule 5.14 annexed hereto, the Company and each Subsidiary is in compliance with all material terms and conditions of the required permits, licenses and authorizations, and is also in compliance with all other material requirements, obligations, schedules and timetables contained in those laws or contained in any regulations, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, and no claim or assessment with respect thereto has been made, or to the Company's knowledge, threatened, except to the extent failure to comply or any such claim or assessment does not have (and is not likely to have) a material adverse effect on the business, condition (financial or otherwise), operations, properties, performance or prospects of the Company and its Subsidiaries, taken as a whole.


     5.15 Absence of Certain Changes or Events.  Except as set forth on Schedule
5.15 annexed hereto, since September 30, 1995, there has been:

     (i) no change in the condition (financial or otherwise) of the business and operations of the Company, which, either singly or in the aggregate, is (or is likely to be) materially adverse to the Company;

     (ii) no sales of goods or services or other transactions of the Company other than those occurring in the ordinary and regular course of business;

     (iii) no material change in the manner of conducting the business of the Company;

     (iv) no material adverse change in the working capital position of the Company; and

     (v) no financial or other commitments or obligations incurred by the Company except such as may be incidental to carrying on the ordinary and regular course of business.

     5.16 Material Misstatements or Omissions. No representation or warranty by the Company to the Purchasers in this Agreement or in any Schedule hereto, or in any of the other documents or agreements contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading. All of the Schedules hereto applicable to the Company and its Subsidiaries will constitute representations and warranties by the Company herein. All representations, covenants and warranties made by or on behalf of the Company in this Agreement will be deemed to have been relied upon by the Purchasers (notwithstanding any investigation by the Purchasers).

     5.17 Survival. All representations, warranties and covenants made in this Agreement by the Company shall survive until three years and one month from the Closing Date.

     Section 6. Covenants of the Company.

     The Company covenants and agrees that, unless the Purchasers shall otherwise consent in writing, it will:

     6.1 NYSE or Stockholder Approvals. Undertake to use its best efforts to obtain promptly from the NYSE and/or the stockholders of the Company approval of
(i) the Gintel standby arrangement for the Rights Offering, (ii) the ability of Gintel to exchange the Initial Gintel Note for the Gintel Replacement Note following the Conversion Date and (iii) the issuance and sale to Gintel of the Warrants.

     6.2 Rights Offering. Undertake to attempt to consummate a Rights Offering to the holders of its Common Stock as contemplated in the Standby Agreement. The Company agrees to use its best efforts to prepare and file with the Commission the appropriate registration statement covering the Rights Offering as soon as practicable and to use its best efforts to cause such Rights Offering registration statement to become effective under the Securities Act as soon thereafter as possible and to solicit proxies from its stockholders for any approvals necessary under applicable NYSE rules to consummate or lawfully permit the Rights Offering, the Standby Agreement, the ability of Gintel to exchange the Initial Gintel Note for the Gintel Replacement Note following the Conversion Date and the issuance and sale of the Warrants.

     6.3 Financial Statements. As long as the Notes are outstanding, furnish or cause to be furnished to each Purchaser the following financial statements and information, which shall be prepared in accordance with GAAP:

     6.3.1 As soon as available, but in any event, within ninety days after the close of each fiscal year of the Company (or such longer period as permitted pursuant to Rule 12b-25 under the Exchange Act ("Rule 12b-25"), provided that the Company has filed, with respect to the report incorporating the financial statements referenced below, the appropriate extension of time with the Commission), audited consolidated balance sheets of the Company as of the close of such period, and related audited consolidated statements of operations and cash flows of the Company for such fiscal year, together with (a) copies of the reports and certificates relating thereto of Arthur Anderson LLP or other independent certified public accountants of recognized national standing selected by the Company and (b) a certificate of such accountants to the effect that they are familiar with the terms and provisions of the Notes and that in making their audit they have not discovered any condition, act or omission to act which would constitute an event of default or which with notice or lapse of time, or both, would constitute such an event of default, under the Notes;

     6.3.2 As soon as available, but in any event, within forty five days after the close of each of the first three quarters of each fiscal year of the Company (or such longer period as permitted pursuant to Rule 12b-25 under the Exchange Act, provided that the Company, with respect to the report incorporating the financial statements referenced below, has filed the appropriate extension of time with the Commission), unaudited consolidated balance sheets of the Company as of the last day of such quarter and related unaudited consolidated statements of operations and cash flows for such period;

     6.3.3 As soon as reasonably practicable, all other reports as the Company shall, from time to time, distribute to its stockholders ; and

     6.3.4 Concurrently with its dissemination to the senior lenders of the Company, all other reports as the Company shall, from time to time, disseminate to its senior lenders.

     6.4 Notes Tendered. Honor the rights of Avondale to tender the Avondale Note and Gintel to tender the Initial Gintel Note to the extent of their then outstanding principal amounts plus accrued and unpaid interest in fulfilling his or its obligation to acquire shares of Common Stock pursuant to the Standby Agreement.

     6.5 Information Regarding the Purchasers. Provide the Purchasers with draft copies, prior to the time of their filing with the Commission, the NYSE and any other regulatory body, of all registration statements, proxy statements and other documents and reports which identify and discuss the Purchasers and the Rights Offering. The Company shall provide the Purchasers with ample opportunity to review and comment on all such documents and to approve statements made about them (such comments to be limited to information relating to the Purchasers and the Rights Offering), and the Company, prior to the time of filing, shall make such revisions to these documents and reports as the Purchasers may request, such revisions not to be unreasonably denied by the Company.

     6.6 Other Information. As long as the Notes are outstanding, provide each Purchaser with such information concerning the operations of the Company as any Purchaser may from time to time reasonably request in writing, provided that the Purchasers agree to keep such information confidential, and at reasonable intervals permit representatives of each of the Purchasers full and free access during normal business hours to the properties, books and records of the Company, provided, however, that the Company shall not be obligated pursuant to this Section 6.6 to provide any information which it reasonably considers to be a trade secret or similar confidential information. In addition, each Purchaser agrees that to the extent he or it receives from the Company material non-public information, he or it, as the case may be, will not effect trades in the Company's securities while in possession of such material non-public information.

     Section 7. Representations and Warranties of the Purchasers.

     Each Purchaser represents and warrants to the Company as follows:

     7.1 Organization and Authorization. Such Purchaser, if an individual has the legal capacity to enter into this Agreement and to undertake the transactions contemplated hereby and, if a corporation, is duly organized and validly existing, is in good standing under the laws of the state of its incorporation, and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

     7.2 Valid and Binding. All corporate action on the part of Avondale and its respective officers, directors and shareholders that are necessary for the execution, delivery and performance of all obligations of Avondale under this Agreement, the Standby Agreement and the Registration Rights Agreement have been taken. Each of this Agreement, the Standby Agreement and the Registration Rights Agreement, when and if executed and delivered by each Purchaser in accordance with the terms contained herein and therein, will constitute the legal, valid and binding obligation of such Purchaser and will be enforceable against such Purchaser in accordance with its respective terms and will not violate any provision of law, any order of any court or other agency of government, or any provision of any indenture, agreement or other instrument by which such Purchaser or any of his or its respective properties or assets is bound or affected and, with respect to Avondale, its Certificate of Incorporation or By-laws.

     7.3 Investment Representations.

     7.3.1 Each Purchaser has had an opportunity to ask questions of, and to receive information from, the Company and persons acting on the Company's behalf concerning the transactions contemplated herein and in the Rights Offering, and to obtain any additional information necessary to verify the accuracy of the information and data received by such Purchaser. Such Purchaser acknowledges receipt and examination of the following information, in addition to, and not in limitation of, any other information obtained by such Purchaser or his or its representatives in connection with such Purchaser's investigations and examinations of the Company:

     7.3.1.1 The Annual Report of the Company on Form 10-K for the fiscal year ended September 30, 1994, as the same was filed with the Commission;

     7.3.1.2 The Quarterly Report of the Company on Form 10-Q for the fiscal quarter ended July 1, 1995, as the same was filed with the Commission;

     7.3.1.3 The unaudited consolidated financial statements of the Company as of September 30, 1995; and

     7.3.1.4 The unaudited consolidated balance sheets and related statements of operations and cash flows of the Company referenced in Section 5.7 (iv).

     It is understood and agreed that the foregoing shall in no way affect, diminish, or derogate from the representations and warranties made by the Company hereunder.

     7.3.2 Each Purchaser is an "accredited investor," as such term is defined under Rule 501(a) promulgated by the Commission under the Securities Act, and he or it, as the case may be, has knowledge of the business and affairs of the Company, has sufficient knowledge and experience in business matters to evaluate the merits and risks of an investment in the Company, has adequate means of providing for his or its, as the case may be, current needs and possible contingencies, has no need for liquidity of his or its, as the case may be, investment in the Company and would be able to bear the economic risk of a complete loss of his or its, as the case may be, proposed investment hereunder.

     7.4 Governmental and Other Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal or state governmental authority or any other person on the part of each Purchaser which are, or will be, necessary to be obtained by the Purchasers for the valid execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Standby Agreement by such Purchaser and the consummation of the transactions contemplated hereby and thereby have been made or obtained.

     7.5 Material Misstatements or Omissions. No representation or warranty by the Purchasers to the Company in this Agreement or in any of the other documents or agreements contemplated by this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading. All representations, covenants and warranties made by or on behalf of the Purchasers in this Agreement will be deemed to have been relied upon by the Company (notwithstanding any investigation by the Company).

     7.6 Survival. All representations, warranties and covenants made in this Agreement by the Purchasers shall survive until three years and one month following the Closing Date.

     Section 8. Covenants of the Purchasers.

     8.1 Standby Agreement for Unsubscribed Shares in Rights Offering. The Purchasers shall enter into the Standby Agreement pursuant to which, among other things, the Purchasers shall agree to acquire all shares of Common Stock not subscribed for by stockholders of the Company in the Rights Offering, all in accordance with the terms and conditions set forth in the Standby Agreement. Notwithstanding the foregoing, the parties acknowledge that the Company will not issue more than 1,607,143 shares of Common Stock in the Rights Offering, that Gintel's and Avondale's maximum aggregate standby commitment will not exceed the difference obtained by subtracting from $11,250,000, the aggregate of all subscription proceeds received by the Company from stockholders in the Rights Offering and that Gintel's and Avondale's individual maximum standby commitments shall not exceed $3,750,000 and $7,500,000, respectively.

     8.2 Gintel Rights. Gintel hereby covenants and agrees that he will not subscribe for any shares of Common Stock underlying any of the subscription rights to be issued to him, as a stockholder in the Company, in the Rights Offering.

     Section 9. Indemnification. (a) The Company will indemnify and hold harmless each Purchaser (subject to the provisions of Section 9(d) below) and the directors, officers, employees and agents of each Purchaser from and against any and all losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement, of any action, suit or proceeding or any claim asserted (collectively, the "Losses")), to which they, or any of them, may become subject as a result of, or arising out of, any material inaccuracy in, or any material breach of, any representation, warranty, covenant or agreement of the Company contained in this Agreement or in any of the other agreements or instruments contemplated by this Agreement, including, without limitation, the Registration Rights Agreement, the Standby Agreement, the Notes, the Warrants, the Avondale Replacement Note and the Gintel Replacement Note. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

     (b) Each Purchaser severally, but not jointly, will indemnify and hold harmless the Company and the directors, officers, employees and agents of the Company from and against any and all Losses to which they, or any of them, may become subject as a result of, or arising out of, any material inaccuracy in, or any material breach of, any representation, warranty, covenant or agreement of such Purchaser contained in this Agreement or in any of the other agreements contemplated by this Agreement, including, without limitation, the Registration Rights Agreement and the Standby Agreement. This indemnity agreement will be in addition to any liability that each Purchaser might otherwise have.

     (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against any indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in, and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation previously incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its counsel in any such action, but the fees and expenses of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the fees and expenses of counsel will be at the expense of the indemnifying party or parties. All such fees and expenses will be reimbursed promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its or his written consent (such consent not to be unreasonably withheld) or, in connection with any proceeding or related proceeding in the same jurisdiction, for the fees and expenses of more than one separate counsel for all indemnified parties.

     (d) The parties hereto acknowledge and agree that the representations and warranties made by the Company to Mr. Gintel in Section 5 hereof are being made to him without any liability therefor following the Closing Date. Nothing in this Agreement or in any of the other documents or instruments referred to herein shall create in Mr. Gintel, or grant Mr. Gintel, a right, following the Closing Date, to commence a cause of action against the Company for, or to seek indemnification for losses arising out of or relating to, a breach by the Company of any of its representations or warranties contained in Section 5 herein.

     Section 10. Miscellaneous.

     10.1 Notices. All notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been given or made, and all financial statements, information and the like required to be delivered hereunder shall be deemed to have been delivered, when sent by registered or certified mail or by overnight courier, postage prepaid, addressed to the parties at their addresses set forth on the first page of this Agreement, or to such other address as any of them shall specify in writing to the other parties hereto, with copies in the case of the Company, to:

          Blau, Kramer, Wactlar & Lieberman, P.C.
          100 Jericho Quadrangle
          Jericho, New York 11753
          Attn: Edward I. Kramer

          in the case of Gintel, to:

          Reid & Priest LLP
          40 West 57th Street
          New York, New York 10019
          Attn: Leonard Gubar
          in the case of Avondale, to:

          King & Spalding
          191 Peachtree Street
          Atlanta, Georgia 30303
          Attn: Michael J. Egan III

     10.2 Amendment. This Agreement and the Schedules annexed hereto may not be changed or terminated orally and may only be amended with the written consent of the Company and the Purchasers. This Agreement shall be binding upon the Company and the Purchasers and their successors and permitted assigns.

     10.3  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     10.4 References and Headings. All references to gender or number in this Agreement shall be deemed interchangeable to refer to the masculine, feminine, neuter, singular or plural, as the sense of the context requires. The Section headings contained herein are inserted for convenience of reference only and are not intended to define or limit the contents of any such Section of this Agreement.

     10.5 Fees and Expenses. The Company shall pay the reasonable legal fees and disbursements of counsel to the Purchasers in connection with the transactions contemplated hereby and in the Rights Offering, whether or not the closing under this Agreement or the Rights Offering is consummated.

     10.6 Governing Law. This Agreement is executed and delivered in, and shall be construed in accordance with, and governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

     IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.

                              ONEITA INDUSTRIES, INC.


                              By: /s/ James L. Ford
                              Name:   James L. Ford
                              Title:  Vice President

                              PURCHASERS:

                               /s/ Robert M. Gintel
                              Robert M. Gintel

                              AVONDALE MILLS, INC.

                              By:   /s/ Jack R. Altherr, Jr.
                              Name:     Jack R. Altherr, Jr.
                              Title:    Vice President & CFO

                             SCHEDULES



SCHEDULE A -        STANDBY AGREEMENT

SCHEDULE B -        INITIAL GINTEL NOTE

SCHEDULE C -        GINTEL SUBORDINATED NOTE

SCHEDULE D -        AVONDALE NOTE

SCHEDULE E -        REGISTRATION RIGHTS AGREEMENT

SCHEDULE F -        WARRANTS

SCHEDULE G -        AVONDALE REPLACEMENT NOTE

SCHEDULE H -        GINTEL REPLACEMENT NOTE

SCHEDULE 1.2.3 -    BANK FINANCING

SCHEDULE 1.2.5 -    OPINION OF COUNSEL

SCHEDULE 5.1 -      SUBSIDIARIES

SCHEDULE 5.2 -      CAPITAL OF SUBSIDIARIES; REGISTRATION RIGHTS

SCHEDULE 5.3 -      AUTHORIZATION

SCHEDULE 5.5 -      GOVERNMENTAL AND OTHER CONSENTS

SCHEDULE 5.6 -      ACTIONS PENDING

SCHEDULE 5.7 -      ADVERSE CHANGE

SCHEDULE 5.9 -      PATENTS AND TRADEMARKS

SCHEDULE 5.14 -     ENVIRONMENTAL

SCHEDULE 5.15 -     CHANGE OF EVENTS

                                                                 Schedule A

                      ONEITA INDUSTRIES, INC.

                           Common Stock,
                      Par Value $.25 per share

                         STANDBY AGREEMENT


                                         New York, New York
                                         __________ __, 1996


Robert M. Gintel
6 Greenwich Office Park
Greenwich, Connecticut 06831

Avondale Mills, Inc.
506 South Broad Street
Monroe, Georgia 30655

Dear Sirs:

     Oneita Industries, Inc., a Delaware corporation (the "Company") proposes to issue (the "Rights Offering"), upon the terms and subject to the conditions set forth in the Prospectus (as hereinafter defined), rights (the "Rights") to purchase 1,719,627 shares of its Common Stock, $.25 par value per share (the
"Common Stock"), exercisable at $ 7.00 per share and evidenced by non-transferable certificates (the "Rights Certificates"). Such Rights will be exercisable during the period from the date hereof through 5:00 p.m., New York City time, on ________, 1996. The date on which the Rights Offering expires is referred to as the "Expiration Date." The offer of Common Stock pursuant to the Rights is hereinafter referred to as the "Rights Offering." The Rights and the Common Stock issuable and issued upon exercise thereof are hereinafter sometimes collectively referred to as the "Securities."

     The Securities are described in the Prospectus referred to below. You have advised us that you desire to purchase from the Company that number of shares of Common Stock which equals the excess, if any, of 1,607,143 shares [$11,250,000 in value] over that number of shares subscribed for in the Rights Offering upon the expiration thereof (the "Unsubscribed Securities" or the "Shares"). You are each sometimes hereinafter individually referred to as a Standby Purchaser and collectively as the Standby Purchasers and the Company hereby confirms its agreement with each of you as follows:

     1. Purchase and Sale of Unsubscribed Securities. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby agrees to sell the Unsubscribed Securities to the Standby Purchasers in the proportion set forth in Schedule A hereto, and each Standby Purchaser severally agrees to purchase the Unsubscribed

Securities from the Company in the proportion set forth in Schedule A hereto, at a purchase price of $7.00 per share. Notwithstanding the foregoing, the parties acknowledge that the Company will not issue more than 1,607,143 shares of Common Stock in the Rights Offering, that the Standby Purchasers' maximum aggregate standby commitment will not exceed the difference obtained by subtracting from $11,250,000 the aggregate of all subscription proceeds received by the Company from stockholders in the Rights Offering and that Robert M. Gintel's and Avondale Mills, Inc.'s individual maximum standby commitments shall not exceed $3,750,000 and $7,500,000, respectively.

     2. Payment and Delivery. Payment for the Unsubscribed Securities shall be made by the Standby Purchasers to the Company, at the election of the Standby Purchasers, either by (a) tendering to the Company for credit against the subscription price (to the extent of the then outstanding principal amount of, and any accrued and unpaid interest on), those certain 10% Subordinated Notes of the Company dated January __, 1996 issued to the Standby Purchasers or (b) wire transfer to an account designated by the Company. Such payment and delivery shall be made at 10:00 A.M., New York City Time, on the fifth business day following the Expiration Date, the date and time of such payment and delivery being herein called the "Closing Date". The Securities so to be delivered will be in such denominations and registered in such names as the Standby Purchasers request, and will be made available to the Standby Purchasers for inspection not less than one full business day prior to the Closing Date.

     3. Registration Statement and Prospectus; Public Offering. The Company will file with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations adopted by the Commission under it (the "Rules"), a registration statement, including a preliminary prospectus, relating to the Securities, and such amendments to such registration statement as may have been required to the date of this Agreement. The term "preliminary prospectus" means any preliminary prospectus (as referred to in Rule 430 of the Rules) included at any time as a part of the registration statement and any preliminary prospectus included in the registration statement at the Effective Date (as defined below) that omits information with respect to the Securities and the offering of the Securities permitted to be omitted from the registration statement when it becomes effective pursuant to Rule 430A of the Rules ("Rule 430A Information"). If a further amendment to the registration statement is required to be filed pursuant to Rule 424(b) of the Rules, such further amendment (the "Final Amendment") to the registration statement, including a form of prospectus, necessary to permit such registration statement to become effective will be prepared by the Company and submitted to the Standby Purchasers and will promptly be filed by the Company with the Commission. The registration statement as amended at the time it becomes effective (the "Effective Date"), including financial statements and all exhibits, is called the "Registration Statement." The term "Prospectus" means the prospectus containing the Rule 430A Information as first filed with the Commission pursuant to Rule 424(b) of the Rules or, if no such filing pursuant to Rule 424(b) of the Rules is required, means the form of final prospectus included in the Registration Statement at the Effective Date.

     4. Representations and Warranties. The Company represents and warrants to and agrees with the Standby Purchasers that:

     1. On the Effective Date and the date the Prospectus is first filed (if required) with the Commission pursuant to Rule 424(b) and, if the Prospectus is not filed pursuant to Rule 424(b) of the Rules, on the date of any filing pursuant to Rule 424(b) of the Rules, when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date, the Registration Statement, the Prospectus and any such amendment or supplement will comply in all material respects, with the requirements of the Securities Act and the Rules, and no part of the Registration Statement, the Prospectus or any such amendment or supplement will include any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it not misleading; except that this representation does not apply to statements or omissions made in reliance on and in conformity with information relating to the Standby Purchasers furnished in writing to the Company by the Standby Purchasers expressly for use in the Registration Statement, Prospectus, amendment or supplement.

     2. The holders of outstanding shares of capital stock of the Company and warrants, options or other securities to purchase shares of capital stock of the Company are not entitled to any preemptive rights to subscribe for the Shares. All holders, if any, of shares of common stock or other securities of the Company having rights to have such securities registered in the Registration Statement have waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement.

     3. The Company is a corporation duly organized and validly existing, is in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as described in the Prospectus. The Company is duly qualified as a foreign corporation and is in good standing in all other jurisdictions in which such qualification is required, provided however, that the Company need not be qualified in a jurisdiction in which its failure to qualify would not have a material adverse effect on its operations or financial condition. Each "significant" subsidiary of the Company (as defined in Rule 1.02 of the Commission's Regulation S-X, the "Subsidiaries") is duly organized and validly existing, is in good standing under the laws of its state of incorporation, has all requisite power and authority to duly carry on its business as described in the Prospectus and is duly qualified as a foreign corporation and is in good standing in all other jurisdictions in which such qualification is required, provided, however, that such Subsidiary need not be qualified in a jurisdiction in which its failure to qualify would not have a material adverse effect on its operations or financial condition.

     4. The Company has a duly authorized and outstanding capitalization as set forth in the Prospectus and the Securities conform to the description thereof contained therein and such description conforms with the rights set forth in the instruments defining the same.

     5. The financial statements and schedules filed with and as part of the Registration Statement present fairly the financial position of the Company and the Subsidiaries as of the respective dates thereof and the results of operations of the Company and the Subsidiaries for the respective periods covered thereby, all in conformity with generally accepted principles of accounting applied on a consistent basis throughout the entire period involved and from period to period. Since the respective dates of such financial statements there has been no material adverse change in the condition or general affairs of the Company or of any of the Subsidiaries, financial or otherwise, other than as referred to in the Prospectus.

     6. The Rights Certificates, Rights and Common Stock issuable upon exercise of the Rights have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable and the holders thereof will not be subject to personal liability by reason of being such holders; such securities are not subject to the preemptive rights of any stockholder of the Company; and the Common Stock has been duly authorized for listing on the New York Stock Exchange upon official notice of issuance.

     7. Arthur Andersen LLP, who are certifying the financial statements filed with the Commission as a part of the Registration Statement, are independent public accountants as required by the Securities Act and the Rules.

     8. The issuance of the Rights Certificates and the Securities and the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of the Rights Certificates and this Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or give rise to rights of termination under, any deed of trust, lease, sublease, the Certificate of Incorporation or by-laws of the Company or of any of the Subsidiaries, or any indenture, mortgage, or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries, or the property of any of them, is bound, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries, or the properties or operations of any of them.

     Each of the Standby Purchasers represents and warrants to the Company that he or it (as the case may be), as of the date of this Agreement, has the financial wherewithal to honor his or its respective commitments hereunder.

     5. Subscription Offer. The Company will offer to holders of its Common Stock of record at the close of business on _____________, 1996 the right to purchase shares of Common Stock at a price of $7.00 per share on the basis of one right to purchase one-quarter of one share of Common Stock for every share of Common Stock held. The Company will, or will cause its Transfer Agent to, mail Rights Certificates to such holders of Common Stock as promptly as practicable after the Registration Statement becomes effective, and in any event will complete such mailing not later than midnight on the day next succeeding the effective date of the Registration Statement, unless you shall consent to a later time in writing.

     At the time of the commencement of the mailing ("Time of Mailing") of the Rights Certificates to such holders, the Company will notify each of the Standby Purchasers of such mailing, and the Company will advise each of the Standby Purchasers daily during the period of such offer of the subscriptions received and of sales. Not later than 10 A.M., New York City Time, on the first full business day following the Expiration Date, the Company will notify each Standby

Purchaser by telephone of the total number of shares of Common Stock subscribed for by holders of Rights Certificates and the resulting amount of Unsubscribed Securities and will confirm such notice in writing. The Standby Purchasers shall be entitled to rely on such notice as to the amount of Unsubscribed Securities to be purchased by them in accordance with Schedule A hereto.

     6.  Restricted  Nature  of  Unsubscribed  Securities.  Each of the  Standby
Purchasers acknowledges that the Unsubscribed Securities, in its or his hands, as the case may be, will be restricted securities which may not be sold or offered for sale in the absence of an effective registration statement as to such Unsubscribed Securities under the Securities Act or an opinion of counsel satisfactory to the Company that such registration is not required. In this regard, the parties hereto have entered into a Registration Rights Agreement, substantially in the form of Schedule B hereto, pursuant to which, among other things, the Company granted the Standby Purchasers certain registration rights with respect to the Unsubscribed Securities.

     7. Certain Covenants of the Company. In further consideration of the agreements of the Standby Purchasers herein contained, the Company covenants as follows:

     (1) The Company will not at any time, whether before or after the Registration Statement shall have become effective, file or make any amendment or supplement to the Registration Statement or Prospectus of which you shall not have previously been advised and furnished a copy, or to which you shall reasonably object in writing.

     (2) The Company will use its best efforts to cause the Registration Statement to become effective and will advise you immediately, and confirm the advice in writing, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed,
(ii) of the necessity of amending or supplementing the Prospectus or any amended Prospectus in order to then meet the requirements of the Securities Act, (iii) of any request of the Commission for amendment or supplementation of the Registration Statement or Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary or amended preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes. The Company will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use and to obtain as soon as possible the lifting thereof, if issued.

     (3) The Company will deliver to the Standby Purchasers, without charge, from time to time until the effective date of the Registration Statement, as many copies of each preliminary or amended preliminary prospectus as the Standby Purchasers may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will deliver to the Standby Purchasers, without charge, as soon as the Registration Statement shall have become effective and thereafter from time to time as requested, such number of copies of the Prospectus (as supplemented or amended, if the Company shall have made any supplements or amendments to the Prospectus) as the Standby Purchasers may reasonably request. The Company has furnished or will furnish to you two signed copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, and three copies of all exhibits filed therewith or incorporated therein by reference and signed copies of all consents and certificates of experts.

     (4) The Company will comply to the best of its ability with the Securities Act and the Rules and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder so as to permit the continuance of sales of, and dealings in, the Securities under the Securities Act and the Exchange Act. Subject to the provisions of subsection (a) of this
Section 7, if at any time when a Prospectus is required to be delivered under the Securities Act (i) an event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading or to make the Prospectus comply with the Securities Act or (ii) the proposed offering of the Securities makes it necessary to amend or supplement the Prospectus, the Company promptly will amend or supplement the Prospectus (and if a Post-Effective Amendment to the Registration Statement is necessary in connection therewith, will promptly prepare and file the same and will use its best efforts to cause the same to become effective) as necessary to permit the lawful use of the Prospectus in connection with the distribution of the Securities.

     (5) The Company will comply to the best of its ability with blue sky laws so as to permit the continuance of sales of and dealings in the Unsubscribed Securities thereunder. The Company, however, shall not be obligated to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction. The Company will take the necessary action to qualify the Securities (and, to the extent necessary, the Rights Certificates) in connection with the offer and sale thereof by the Company, under the laws of such jurisdictions as may be deemed advisable by the Company in respect of the offer of the Securities to the holders of its Common Stock and Rights Certificates.

     (6) The Company will make generally available to its security holders, by mailing to its then security holders, as soon as practicable and in no event later than the 15th full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement satisfying the provisions of
Section 11 (a) of the Securities Act and Rule 158 of the Rules.

     (7) The Company will pay and bear all costs and expenses in connection with
(i) the preparation, printing and filing with the Commission of the Registration Statement (including financial statements and exhibits), preliminary prospectuses and Prospectus and any amendments or supplements thereto, (ii) the printing of this Agreement and the agreements and other printed matter used by you in connection with the marketing of the Securities and the publication of any related advertisements, (iii) the issue and delivery of the Unsubscribed Securities hereunder to the Standby Purchasers, including all Federal and other taxes on the issue by or any transfer of the Unsubscribed Securities from the Company to the Standby Purchasers (but not on any transfer by the Standby Purchasers of the Unsubscribed Securities or of the right to receive the same),
(iv) the qualifying of the Securities and the Rights Certificates under the laws of certain jurisdictions as aforesaid, including filing fees and fees and disbursements of counsel (who may be counsel for the Standby Purchasers) in connection therewith, (v) the cost of furnishing to the Standby Purchasers copies of the Registration Statement, preliminary and amended preliminary prospectuses and Prospectus and all supplements and amendments thereto, as herein provided and (vi) the legal expenses of the Standby Purchasers incidental to the preparation of, and the consummation by the Standby Purchasers of the transactions contemplated by, this Agreement.

     (8) The Company will do all things necessary to maintain the exerciseability of the Rights, including, but not limited to, maintaining at all times sufficient reserved, authorized but unissued shares of Common Stock for issuance upon exercise thereof.

     (9) The Company will use its best efforts to add the Standby Purchasers as additional insureds on any insurance policy which provides insurance against liabilities which may be asserted in connection with the Rights Offerings.

     8. Conditions of Obligations of the Standby Purchasers and of Company. The obligations of the Standby Purchasers to purchase and pay for the Unsubscribed Securities which they have agreed to purchase hereunder are subject to the accuracy (as of the date hereof and the Closing Date) of and compliance with the representations and warranties of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following additional conditions.

     (1) The Registration Statement shall have become effective not later than 5:30 P.M., New York City Time, on __________, 1996 or at such later time on such later date as you may agree to in writing; and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with.

     (2) The Time of Mailing shall have occurred not later than 5:30 P.M., New York City Time, on ___________, 1996 or at such later time on such date as you may agree to in writing; prior to the Time of Mailing, the issuance and sale of the Securities shall have been approved by all requisite corporate action.

     (3) At the Time of Mailing, and at the Closing Date, there shall have been delivered to you a signed opinion of Blau Kramer Wactlar & Lieberman, P.C., as counsel for the Company, dated as of the Time of Mailing and the Closing Date, respectively, in form and substance satisfactory to Reid & Priest LLP, counsel for the Standby Purchasers.

     (4) At the Time of Mailing, and at the Closing Date, there shall have been delivered to you a signed letter of Arthur Andersen LLP, in form and substance reasonably satisfactory to you, dated as of the Time of Mailing and the Closing Date, respectively.

     (5) At the  Time  of  Mailing,  (i)  the  Registration  Statement  and  the
Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Securities Act and the Rules and in all material respects shall conform to the requirements of the Securities Act and the Rules, and neither the Registration

Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) since the respective dates as of which information is given there shall have been no material adverse change in the business, properties or financial condition of the Company from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement indicates might occur after the effective date of the Registration Statement, and since September 30, 1995 there shall have been no material transaction, contract or agreement entered into by the Company other than in the ordinary course of business which is not referred to in the Registration Statement, and
(iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which would be required to be set forth in the Registration Statement other than as set forth therein, and no proceeding shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before or by any Federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially adversely affect the business, property, financial condition or income of the Company, other than as set forth in the Registration Statement; and the Standby Purchasers shall have received, at the Time of Mailing, certificates of the President or a Vice-President, and the Treasurer or an Assistant Treasurer, of the Company, dated as of the Time of Mailing, evidencing compliance with the provisions of this subsection (e).

     (6) All proceedings taken at or prior to the Time of Mailing and the Closing Date, respectively, in connection with the authorization, issue and sale of the Securities and the authorization and issue of the Rights Certificates shall be reasonably satisfactory in form and substance to you and to your counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as it reasonably requests to verify the accuracy and completeness of any of the representations, warranties, or statements, the performance of any covenants of the Company, or the compliance with any of the conditions, herein contained.

     (7) At the Closing Date, the Company shall have delivered to the Standby Purchasers a certificate of the President of the Company dated the Closing Date certifying that the representations and warranties of the Company set forth herein are true and correct as of the Closing Date.

     In case any of the conditions specified above in this Section 8 shall not have been fulfilled, this Agreement may be terminated by either of you on notice to the Company.

     The obligation of the Company to sell and deliver the Unsubscribed Securities is subject to the following conditions: The Registration Statement shall have become effective not later than 5:30 P.M., New York City Time, on ___________, 1996, or at such later time or on such later date as the Company may agree to in writing; and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission. In case any of the conditions specified in this paragraph shall not have been fulfilled, this Agreement, upon notice to you, may be terminated by the Company.

     9. Indemnification. (1) The Company will indemnify and hold harmless each of the Standby Purchasers and its respective directors, officers, employees and agents, and each person, if any, who controls each Standby Purchaser within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages and liabilities, joint or several (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (collectively, the "Losses"), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law, or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that the Company will not be liable to the extent that such loss, claim, damage or liability is based on an untrue statement or omission or alleged untrue statement or omission (i) made in reliance on and in conformity with information furnished in writing to the Company by or on behalf of the Standby Purchaser expressly for use in the document or (ii) in a preliminary prospectus if the Prospectus corrects the untrue statement or omission or alleged untrue statement or omission which is the basis of the loss, claim, damage or liability for which indemnification is sought and a copy of the Prospectus was not sent or given to such person at or before the confirmation of the sale to such person in any case where such delivery is required by the Securities Act, unless such failure to deliver the Prospectus was a result of noncompliance by the Company with Section 7(c). This indemnity agreement will be in addition to any liability that the Company might otherwise have.

     (2) The Standby Purchasers will indemnify and hold harmless the Company and its directors, officers, employees and agents, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the foregoing indemnity from the Company to the Standby Purchasers, but only insofar as Losses arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in or in reliance on and in conformity with information furnished in writing to the Company by or on behalf of the Standby Purchasers expressly for use in preparation of the documents in which the statement or omission is made or alleged to be made. This indemnity agreement will be in addition to any liability that the Standby Purchasers might otherwise have.

     (3) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in, and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation previously incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its counsel in any such action, but the fees and expenses of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the fees and expenses of counsel will be at the expense of the indemnifying party or parties. All such fees and expenses will be reimbursed promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent or, in connection with any proceeding or related proceeding in the same jurisdiction, for the fees and expenses of more than one separate counsel for all indemnified parties.

     10. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities and agreements of the Company and the Standby Purchasers made in this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, or any Standby Purchaser or controlling person and will survive delivery of and payment for the Unsubscribed Securities.

     11. Termination. Notwithstanding any provision to the contrary contained herein, either of the Standby Purchasers shall have the right to terminate this Agreement, by written notice addressed to the Company, if the Rights Offering is not consummated by May 31, 1996.

     12. Obligations. The parties hereto acknowledge that the obligations of the Standby Purchasers under this Agreement are several and not joint.

     13. Miscellaneous. (a) This Agreement contains the entire agreement among the parties hereto with respect to the subject matter herein, and cannot be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom the enforcement of any modification, change, discharge or termination is sought.

     (b) Any notice, request, instruction or other document to be given hereunder shall be in writing and shall be delivered personally or sent by registered or certified mail or overnight courier as follows:

           (i)  If to the Company:

                4130 Faber Place
                Suite 200
                Ashley Corporate Center
                Charleston, South Carolina 29405
                Attn:     President

                with a copy to:

                Blau, Kramer, Wactlar & Lieberman, P.C.
                100 Jericho Quadrangle
                Jericho, New York  11753
                Attn: Edward I. Kramer

     (ii) If to the Standby Purchasers, at their respective addresses specified on page one hereof or to such other address as any party hereto hereinafter designates in writing to any other party hereto, with a copy, in the case of Robert M. Gintel, to:

                Reid & Priest LLP
                40 West 57th Street
                New York, New York 10019
                Attn: Leonard Gubar


                and with a copy, in the case of Avondale Mills, Inc. to:

                King & Spalding
                191 Peachtree Street
                Atlanta, Georgia 30303
                Attn: Michael J. Egan III

     (c) The captions herein are inserted for convenience only and shall not affect the construction of this Agreement.

     (d) This Agreement is executed and delivered in, and shall be construed in accordance with, and governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

     (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

                                    Very truly yours,

                                    ONEITA INDUSTRIES, INC.


                                    By:  ______________________
                                         Title: President
Accepted and Agreed to as of
the Date First Above Written:


----------------------------
Robert M. Gintel


AVONDALE MILLS, INC.

By:   ______________________
      Title:

                             SCHEDULE A

               ALLOCATION OF UNSUBSCRIBED SECURITIES


     The first 750,000 shares of Unsubscribed Securities will be purchased by Avondale Mills, Inc.

     The next block of Unsubscribed Securities will be purchased by the Standby Purchasers as follows, subject to Avondale Mills, Inc.'s maximum cumulative Standby Commitment of $7,500,000:

           Robert M. Gintel -       50%
           Avondale Mills, Inc. -   50%

     The balance of the Unsubscribed Securities will be purchased by Mr. Gintel, subject to his maximum cumulative Standby Commitment of $3,750,000.

                                                                 Schedule B

                      ONEITA INDUSTRIES, INC.

                  10% SUBORDINATED PROMISSORY NOTE


$3,750,000.00                            Charleston, South  Carolina
                                                    January __, 1996

     ONEITA INDUSTRIES, INC., a Delaware corporation (the "Company"), the principal office of which is located at 4130 Faber Place, Suite 200, Ashley Corporate Center, Charleston, South Carolina 29405, for value received hereby promises to pay to ROBERT M. GINTEL or his registered assigns (the "Holder"), the sum of THREE MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100
($3,750,000.00), or such lesser amount as shall then equal the outstanding principal amount hereof on the terms and conditions set forth hereinafter. Interest on the unpaid principal amount hereof shall be payable as herein set forth. The entire principal amount hereof and any unpaid accrued interest hereon, as set forth below, shall be due and payable on the earlier to occur of
(i) January 31, 1999 or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made by wire transfer of immediately available funds to such account of the Holder as shall have been designated to the Company. This Note is issued in connection with the transactions described in
Section 1.1 of that certain Note Purchase Agreement between the Company and the Holders described therein, dated as of December 28, 1995 (the "Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. This Note is the Initial Gintel Note referred to in the Purchase Agreement and is issued to the Holder in addition to the Gintel Subordinated Note (as such term is defined in the Purchase Agreement) in like principal amount on the date hereof. As set forth in the Purchase Agreement, the Company anticipates effecting a Rights Offering to, among other things, raise the funds necessary to repay this Note. Moreover, the Holder of this Note has agreed, subject to the prior receipt by the Company of all requisite consents, including, if necessary, that of the New York Stock Exchange (the "NYSE") and/or the Company's stockholders, to serve as a standby purchaser of the Company in the Rights Offering. Notwithstanding anything to the contrary set forth herein, the Holder of this Note may apply the then outstanding amount of all principal and accrued and unpaid interest under this Note to satisfy his obligations as a standby purchaser in the Rights Offering. In the event that the Rights Offering is not consummated prior to May 31, 1996, or upon the occurrence of any of the other events referred to in
Section 4.1 of the Purchase Agreement, then the Holder may, commencing at the Conversion Date (as such term is defined in the Purchase Agreement) and subject to the prior receipt by the Company of all requisite consents, including, if necessary, that of the NYSE and/or the Company's stockholders, exchange this Note for the Gintel Replacement Note (as such term is defined in the Purchase Agreement) on the terms set forth in the Purchase Agreement (a "Note Exchange").

           The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

     (i) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

     (ii) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

     2. Interest. The unpaid principal balance of this Note shall bear interest compounded annually, from the date hereof until paid in like money, at a rate (based on a 360-day year) equal to ten percent (10%) per annum, such interest to be payable on June 30 and December 31 in each year. Any accrued but unpaid interest shall be payable in full upon maturity or prior prepayment of this Note. In the event that the principal amount of this Note is not paid in full upon maturity, interest shall continue to accrue at the rate provided in the previous sentence plus five percent (5%) on the balance of any unpaid principal and unpaid interest until such balance is paid.

     3. Events of Default. If any of the events specified in this Section 3 shall occur (herein individually referred to as an "Event of Default"), the Holder of this Note may, in the sole discretion of the Holder, so long as such condition exists, (a) declare the entire principal and unpaid accrued interest hereon immediately due and payable and (b) subject to the prior receipt by the Company of all requisite consents, including, if necessary, that of the NYSE and/or the Company's stockholders, effect a Note Exchange, by notice in writing to the Company:

     (i) (a) Default in the payment of the principal when due under this Note, the Gintel Subordinated Note or the Avondale Note, and (b) default in the payment of the unpaid accrued interest under this Note, the Gintel Subordinated Note or the Avondale Note when due and payable if such default in the payment of accrued interest is not cured by the Company within ten (10) days after the Holder or Avondale, as the case may be, has given the Company written notice of such default; or

     (ii) The institution by the Company or any material Subsidiary of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company or any material Subsidiary, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company or any material Subsidiary in furtherance of any such action; or

     (iii) If, within sixty (60) days after the commencement of an action against the Company or any material Subsidiary (and service of process in connection therewith on the Company or any material Subsidiary) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or any material Subsidiary or all orders or proceedings thereunder affecting the operations or the business of the

Company or any material Subsidiary stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company or any material Subsidiary of any trustee, receiver or liquidator of the Company or any material Subsidiary or of all or any substantial part of the properties of the Company or any material Subsidiary, such appointment shall not have been vacated; or

     (iv) Any event of default or default of the Company under any Senior Indebtedness (as defined below) that gives the holder thereof the right to accelerate such Senior Indebtedness, even if such Senior Indebtedness is not, in fact, accelerated by the holder; or

     (v) Any failure by the Company to comply with, perform or observe any term, covenant or agreement contained in the Purchase Agreement, this Note, the Gintel Subordinated Note, the Avondale Note, the Registration Rights Agreement, the Standby Agreement or any other agreement, instrument or documents entered into in connection therewith, which failure continues for a period of 30 days after written notice thereof by the Holder to the Company; or

     (vi) Any change of control  of the  Company  which,  for  purposes  of this
Section 3(vi), shall be deemed to have occurred if (i) any person, other than any person who, as of the date of the Purchase Agreement, beneficially owns 5% of more of the outstanding capital stock of the Company, whether alone or as part of a group (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended) of such person, but excluding (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company or (C) the Company or any subsidiary of the Company is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all of substantially all of the Company's assets; or

     (vii) the Company or any material Subsidiary shall be subject to a final judgment by a court of competent jurisdiction (which is no longer being appealed) in an amount in excess of $1,000,000.

     4. Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness, as hereinafter defined.

     4.1 Senior Indebtedness. As used in this Note, the term "Senior Indebtedness" shall mean the principal of and unpaid accrued interest on: (i) all indebtedness of the Company concurrently being incurred by the Company with SunTrust Bank, Atlanta, First Union Bank of South Carolina and NatWest Bank, N.A., (ii) all indebtedness of the Company to banks, insurance companies or other financial institutions regularly engaged in the business of lending money (collectively, "Bank Debt"), which is outstanding on the date hereof and which is for money borrowed by the Company (whether or not secured), (iii) up to $6 million of additional Bank Debt provided that such additional Bank Debt is advanced to the Company prior to such time as the conversion privileges set forth in the Avondale Replacement Note and the Gintel Replacement Note have either been exercised in their entirety, canceled or terminated and (iv) any refinancings of the indebtedness described in clauses (i) through (iii) above.

     4.2 Default on Senior Indebtedness. If there should occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities of the Company, then (i) no amount shall be paid by the Company in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder of this Note that shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding. If there occurs an event of default that has been declared in writing with respect to a payment obligation under any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within three (3) months after the happening of such Event of Default, the maturity of such Senior Indebtedness shall not have been accelerated.

     4.3 Effect of Subordination. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 4 to receive cash, securities or other properties otherwise payable or deliverable to the Holder of this Note, nothing contained in this Section 4 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

     4.4 Subrogation. Subject to the payment in full of all Senior Indebtedness and until this Note shall be paid in full, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 4.2 above) to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 4 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

     4.5 Undertaking. By its acceptance of this Note, the Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by the Company or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 4.

     5.   Prepayment.

     5.1 Optional Prepayment. The Company may not prepay this Note, in whole or in part, without the prior consent of the Holder hereof and the holders of the Avondale Note and the Gintel Subordinated Note. If the Company shall prepay this Note pursuant to this Section 5, it shall cause notice thereof, specifying the date and amount of prepayment, to be given by registered or certified mail to the holders of the Avondale Note and the Gintel Subordinated Note at their last-known post office addresses of which the Company shall have received written notice, at least 10 days prior to the date fixed for such prepayment. Notice of prepayment having been given as aforesaid, this Note, the Avondale Note and the Gintel Subordinated Note, or the portions thereof so to be prepaid shall, on the date designated in such notice, become due and payable in the principal amounts thereof to be prepaid. In the event that this Note, the Avondale Note and/or the Gintel Subordinated Note are outstanding and a partial prepayment is made, each of this Note, the Avondale Note and the Gintel Subordinated Note shall be prepaid pro rata to the then outstanding principal amounts thereof.

     5.2 Mandatory Prepayment. The Company shall immediately use any proceeds received by it from any stockholder of the Company upon the exercise by such stockholder of rights issued in the Rights Offering, to repay, pro rata with the Avondale Note, based upon the then outstanding principal amount in relation to the then outstanding principal amount of the Avondale Note, the outstanding principal amount and any unpaid and accrued interest hereunder and the Holder hereof shall accept such prepayment.

     6.   Notifications by the Company.  In case at any time:

     (1) there shall be any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with, or sale of all or substantially all of the assets of the Company to, another corporation; or

     (2) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of such cases, the Company shall give written notice to the registered Holder of this Note of the date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such written notice shall be given not less than 30 days and not more than 60 days prior to the action in question and not less than 30 days and not more than 80 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto and such notice may state that the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended, or to a favorable vote of stockholders, if either is required.

     7. Assignment. The rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     8. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail or overnight courier, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when delivered in the manner set forth above and shall be deemed to have been received when delivered. Copies of all notices to the Company shall be given to:

              Blau, Kramer, Wactlar & Lieberman, P.C.
              100 Jericho Quadrangle
              Jericho, New York  11753
              Attention:  Edward I. Kramer

and copies of all notices to Robert M. Gintel shall be given to:

              Reid & Priest LLP
              40 West 57th Street
              New York, New York  10019
              Attention:  Leonard Gubar

     9. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

     10. Collection. If the Holder shall institute any action to enforce collection of this Note, there shall become due and payable from the Company, in addition to the unpaid principal amount and interest under this Note, all costs and expenses of that action (including, but not limited, to reasonable attorneys' fees) and the Holder shall be entitled to judgment for all such additional amounts.

     11. Governing Law. This Note is executed and delivered in, and shall be construed in accordance with, and governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

     12. Headings; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued this ____ day of January, 1996.

                               ONEITA INDUSTRIES, INC.


                               By____________________________
                               -------------------------------

                                                                 Schedule C

                      ONEITA INDUSTRIES, INC.

                  10% SUBORDINATED PROMISSORY NOTE


$3,750,000.00                            Charleston, South  Carolina
                                                    January __, 1995

     ONEITA INDUSTRIES, INC., a Delaware corporation (the "Company"), the principal office of which is located at 4130 Faber Place, Suite 200, Ashley Corporate Center, Charleston, South Carolina 29405, for value received hereby promises to pay to ROBERT M. GINTEL or his registered assigns (the "Holder"), the sum of THREE MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100
($3,750,000.00), or such lesser amount as shall then equal the outstanding principal amount hereof on the terms and conditions set forth hereinafter. Interest on the unpaid principal amount hereof shall be payable as herein set forth. The entire principal amount hereof and any unpaid accrued interest hereon, as set forth below, shall be due and payable on the earlier to occur of
(i) January 31, 1999, or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made by wire transfer of immediately available funds to such account of the Holder as shall have been designated to the Company. This Note is issued in connection with the transactions described in
Section 1.1 of that certain Note Purchase Agreement between the Company and the Holders described therein, dated as of December 28, 1995 (the "Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. This Note is the Gintel Subordinated Note referred to in the Purchase Agreement and is issued to the Holder in addition to the Initial Gintel Note (as such term is defined in the Purchase Agreement) in like principal amount issued on the date hereof.

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

     (i) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

     (ii) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

     2. Interest. The unpaid principal balance of this Note shall bear interest compounded annually, from the date hereof until paid in like money, at a rate (based on a 360-day year) equal to ten percent (10%) per annum, such interest to be payable on June 30 and December 31 in each year. Any accrued but unpaid interest shall be payable in full upon maturity or prior prepayment of this

Note. In the event that the principal amount of this Note is not paid in full upon maturity, interest shall continue to accrue at the rate provided in the previous sentence plus five percent (5%) on the balance of any unpaid principal and unpaid interest until such balance is paid.

     3. Events of Default. If any of the events specified in this Section 3 shall occur (herein individually referred to as an "Event of Default"), the Holder of this Note may, in his sole discretion, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company:

     (i) (a) Default in the payment of the principal when due under this Note, the Initial Gintel Note, the Gintel Replacement Note, the Avondale Note or the Avondale Replacement Note, and (b) default in the payment of the unpaid accrued interest under this Note, the Initial Gintel Note, the Gintel Replacement Note, the Avondale Note or the Avondale Replacement Note, when due and payable if such default in the payment of accrued interest is not cured by the Company within ten (10) days after the Holder or Avondale, as the case may be, has given the Company written notice of such default; or

     (ii) The institution by the Company of any material Subsidiary of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company or any material Subsidiary, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company or any material Subsidiary in furtherance of any such action; or

     (iii) If, within sixty (60) days after the commencement of an action against the Company or any material Subsidiary (and service of process in connection therewith on the Company or any material Subsidiary) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or any material Subsidiary or all orders or proceedings thereunder affecting the operations or the business of the Company or any material Subsidiary stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company or any material Subsidiary of any trustee, receiver or liquidator of the Company or any material Subsidiary or of all or any substantial part of the properties of the Company or any material Subsidiary, such appointment shall not have been vacated; or

     (iv) Any event of default or default of the Company under any Senior Indebtedness (as defined below) that gives the holder thereof the right to accelerate such Senior Indebtedness, even if such Senior Indebtedness is not, in fact, accelerated by the holder; or

     (v) Any failure by the Company to comply with, perform or observe any term, covenant or agreement contained in the Purchase Agreement, this Note, the Initial Gintel Note, the Gintel Replacement Note, the Avondale Note, the

Avondale Replacement Note, the Registration Rights Agreement, the Standby Agreement or any other agreement, instrument or documents entered into in connection therewith, which failure continues for a period of 30 days after written notice thereof by the Holder to the Company; or

     (vi) Any change of control  of the  Company  which,  for  purposes  of this
Section 3(vi), shall be deemed to have occurred if (i) any person, other than any person who, as of the date of the Purchase Agreement, beneficially owns 5% or more of the outstanding capital stock of the Company, whether alone or as part of a group (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended) of such person, but excluding (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company or (C) the Company or any subsidiary of the Company is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

     (vii) The Company or any material Subsidiary shall be subject to a final judgment by a court of competent jurisdiction (which is no longer being appealed) in an amount in excess of $1,000,000.

     4. Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness, as hereinafter defined.

     4.1 Senior Indebtedness. As used in this Note, the term "Senior Indebtedness" shall mean the principal of and unpaid accrued interest on: (i) all indebtedness of the Company concurrently being incurred by the Company with SunTrust Bank, Atlanta, First Union Bank of South Carolina and NatWest Bank, N.A., (ii) all indebtedness of the Company to banks, insurance companies or other financial institutions regularly engaged in the business of lending money (collectively, "Bank Debt"), which is outstanding on the date hereof and which is for money borrowed by the Company (whether or not secured), (iii) up to $6 million of additional Bank Debt provided that such additional Bank Debt is advanced to the Company prior to such time as the conversion privileges set forth in the Avondale Replacement Note and the Gintel Replacement Note have either been exercised in their entirety, canceled or terminated and (iv) any refinancings of the indebtedness described in clauses (i) through (iii) above.

     4.2 Default on Senior Indebtedness. If there should occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities of the Company, then (i) no amount shall be paid by the Company in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder of this Note that shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding. If there occurs an event of default that has been declared in writing with respect to a payment obligation under any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within three (3) months after the happening of such Event of Default, the maturity of such Senior Indebtedness shall not have been accelerated.

     4.3 Effect of Subordination. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 4 to receive cash, securities or other properties otherwise payable or deliverable to the Holder of this Note, nothing contained in this Section 4 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

     4.4 Subrogation. Subject to the payment in full of all Senior Indebtedness and until this Note shall be paid in full, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 4.2 above) to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 4 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

     4.5 Undertaking. By its acceptance of this Note, the Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by the Company or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 4.

     5. Prepayment. The Company may not, without the prior written consent of Avondale, prepay this Note, in whole or in part. If the Company shall, with Avondale's consent, prepay this Note pursuant to this Section 5, it shall cause notice thereof, specifying the date and amount of prepayment, to be given by registered or certified mail to the holders of the Initial Gintel Note and the Avondale Note at their last-known post office addresses of which the Company shall have received written notice, at least 10 days prior to the date fixed for such prepayment. Notice of prepayment having been given as aforesaid, this Note, the Initial Gintel Note and the Avondale Note, or the portions thereof so to be prepaid shall, on the date designated in such notice, become due and payable in the principal amounts thereof to be prepaid. In the event that this Note, the Initial Gintel Note and/or the Avondale Note are outstanding and a partial prepayment is made, each of this Note, the Initial Gintel Note and the Avondale Note shall be prepaid pro rata to the then outstanding principal amounts thereof.

      6.   Notifications by the Company.  In case at any time:

     (1) there shall be any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with, or sale of all or substantially all of the assets of the company to, another corporation; or

     (2) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of such cases, the Company shall give written notice to the registered Holder of this Note of the date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such written notice shall be given not less than 30 days and not more than 60 days prior to the action in question and not less than 30 days and not more than 80 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto and such notice may state that the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended, or to a favorable vote of stockholders, if either is required.

     7. Assignment. The rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     8. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail or overnight courier, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when delivered in the manner set forth above and shall be deemed to have been received when delivered. Copies of all notices to the Company shall be given to:

           Blau, Kramer, Wactlar & Lieberman, P.C.
           100 Jericho Quadrangle
           Jericho, New York  11753
           Attention:  Edward I. Kramer

and copies of all notices to Robert M. Gintel shall be given to:

           Reid & Priest LLP
           40 West 57th Street
           New York, New York  10019
           Attention:  Leonard Gubar

     9. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

     10. Collection. If the Holder shall institute any action to enforce collection of this Note, there shall become due and payable from the Company, in addition to the unpaid principal amount and interest under this Note, all costs and expenses of that action (including, but not limited to, reasonable attorneys' fees) and the Holder shall be entitled to judgment for all such additional amounts.

     11. Governing Law. This Note is executed and delivered in, and shall be construed in accordance with, and governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

     12. Headings; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued this ____ day of January, 1996.

                               ONEITA INDUSTRIES, INC.


                               By____________________________
                               -------------------------------

                                                                 Schedule D

                      ONEITA INDUSTRIES, INC.

                  10% SUBORDINATED PROMISSORY NOTE


$7,500,000.00                             Charleston, South Carolina
                                                    January __, 1996

     ONEITA INDUSTRIES, INC., a Delaware corporation (the "Company"), the principal office of which is located at 4130 Faber Place, Suite 200, Ashley Corporate Center, Charleston, South Carolina 29405, for value received hereby promises to pay to AVONDALE MILLS, INC., or its registered assigns (the "Holder"), the sum of SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100
($7,500,000.00), or such lesser amount as shall then equal the outstanding principal amount hereof on the terms and conditions set forth hereinafter. Interest on the unpaid principal amount hereof shall be payable as herein set forth. The entire principal amount hereof and any unpaid accrued interest hereon, as set forth below, shall be due and payable on the earlier to occur of
(i) January 31, 1999, or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made by wire transfer of immediately available funds to such account of the Holder as shall have been designated to the Company. This Note is issued in connection with the transactions described in
Section 1.1 of that certain Note Purchase Agreement between the Company and the Holders described therein, dated as of December 28, 1995 (the "Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. This Note is the Avondale Note referred to in the Purchase Agreement. As set forth in the Purchase Agreement, the Company anticipates effecting a Rights Offering to, among other things, raise the funds necessary to repay this Note. Moreover, the holder of this Note has agreed, subject to the prior receipt by the Company of all requisite consents, including, if necessary, that of the New York Stock Exchange (the "NYSE") and/or the Company's stockholders, to serve as a standby purchaser of the Company in the Rights Offering. Notwithstanding anything to the contrary set forth herein, the Holder of this Note may apply the then outstanding amount of all principal and accrued and unpaid interest under this Note to satisfy its obligations as a standby purchaser in the Rights Offering. In the event that the Rights Offering is not consummated prior to May 31, 1996, or upon the occurrence of any of the other events referred to in Section 4.1 of the Purchase Agreement, then the Holder may, commencing at the Conversion Date (as such term is defined in the Purchase Agreement), exchange this Note for the Avondale Replacement Note (as such term is defined in the Purchase Agreement) on the terms set forth in the Purchase Agreement (a "Note Exchange").

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1 Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

     (i) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

     (ii) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

     2. Interest. The unpaid principal balance of the Note shall bear interest compounded annually, from the date hereof until paid in like money, at a rate (based on a 360-day year) equal to ten percent (10%) per annum, such interest to be payable on June 30 and December 31 in each year. Any accrued but unpaid interest shall be payable in full upon maturity or prior prepayment of this Note. In the event that the principal amount of this Note is not paid in full upon maturity, interest shall continue to accrue at the rate provided in the previous sentence plus five percent (5%) on the balance of any unpaid principal and unpaid interest until such balance is paid.

     3. Events of Default. If any of the events specified in this Section 3 shall occur (herein individually referred to as an "Event of Default"), the Holder of this Note may, in the sole discretion of the Holder, so long as such condition exists, (a) declare the entire principal and unpaid accrued interest hereon immediately due and payable, and (b) effect a Note Exchange, by notice in writing to the Company:

     (i) (a) Default in the payment of the principal when due under this Note, the Initial Gintel Note or the Gintel Subordinated Note, and (b) default in the payment of the unpaid accrued interest under this Note, the Initial Gintel Note or the Gintel Subordinated Note, when due and payable if such default in the payment of accrued interest is not cured by the Company within ten (10) days after the Holder or Robert Gintel, as the case may be, has given the Company written notice of such default; or

     (ii) The institution by the Company or any material Subsidiary of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company or any material Subsidiary, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company or any material Subsidiary in furtherance of any such action; or

     (iii) If, within sixty (60) days after the commencement of an action against the Company or any material Subsidiary (and service of process in connection therewith on the Company or any material Subsidiary) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or any material Subsidiary or all orders or proceedings thereunder affecting the operations or the business of the Company or any material Subsidiary stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company or any material Subsidiary of any trustee, receiver or liquidator of the Company or any material Subsidiary or of all or any substantial part of the properties of the Company or any material Subsidiary, such appointment shall not have been vacated; or

     (iv) Any event of default or default of the Company under any Senior Indebtedness (as defined below) that gives the holder thereof the right to accelerate such Senior Indebtedness, even if such Senior Indebtedness is not, in fact, accelerated by the holder; or

     (v) Any failure by the Company to comply with, perform or observe any term, covenant or agreement contained in the Purchase Agreement, this Note, the Initial Gintel Note, the Gintel Subordinated Note, the Registration Rights Agreement, the Standby Agreement or any other agreement, instrument or documents entered into in connection therewith, which failure continues for a period of 30 days after written notice thereof by the Holder to the Company; or

     (vi) Any change of control  of the  Company  which,  for  purposes  of this
Section 3(vi), shall be deemed to have occurred if (i) any person, other than any person who, as of the date of the Purchase Agreement, beneficially owns 5% or more of the outstanding capital stock of the Company, whether alone or as part of a group (including any individual, firm, partnership or other entity), together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended) of such person, but excluding (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company or (C) the Company or any subsidiary of the Company is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

     (vii) the Company or any material Subsidiary shall be subject to a final judgment by a court of competent jurisdiction (which is no longer being appealed) in an amount in excess of $1,000,000.

     4. Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness, as hereinafter defined.

     4.1 Senior Indebtedness. As used in this Note, the term "Senior Indebtedness" shall mean the principal of and unpaid accrued interest on: (i) all indebtedness of the Company concurrently being incurred by the Company with

SunTrust Bank, Atlanta, First Union Bank of South Carolina and NatWest Bank, N.A., (ii) all indebtedness of the Company to banks, insurance companies or other financial institutions regularly engaged in the business of lending money (collectively, "Bank Debt"), which is outstanding on the date hereof and which is for money borrowed by the Company (whether or not secured), (iii) up to $6 million of additional Bank Debt provided that such additional Bank Debt is advanced to the Company prior to such time as the conversion privileges set forth in the Avondale Replacement Note and the Gintel Replacement Note have either been exercised in their entirety, canceled or terminated and (iv) any refinancings of the indebtedness described in clauses (i) through (iii) above.

     4.2 Default on Senior Indebtedness. If there should occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities of the Company, then (i) no amount shall be paid by the Company in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder of this Note that shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding. If there occurs an Event of Default that has been declared in writing with respect to a payment obligation under any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then, unless and until such Event of Default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within three (3) months after the happening of such Event of Default, the maturity of such Senior Indebtedness shall not have been accelerated.

     4.3 Effect of Subordination. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 4 to receive cash, securities or other properties otherwise payable or deliverable to the Holder of this Note, nothing contained in this Section 4 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

     4.4 Subrogation. Subject to the payment in full of all Senior Indebtedness and until this Note shall be paid in full, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 4.2 above) to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 4 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

     4.5 Undertaking. By its acceptance of this Note, the Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by the Company or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 4.

     5.   Prepayment.

     5.1 Optional Prepayment. The Company may not prepay this Note, in whole or in part, without the prior consent of the Holder hereof and the holders of the Initial Gintel Note and the Gintel Subordinated Note. If the Company shall prepay this Note pursuant to this Section 5, it shall cause notice thereof, specifying the date and amount of prepayment, to be given by registered or certified mail to the holders of the Initial Gintel Note and the Gintel Subordinated Note at their last-known post office addresses of which the Company shall have received written notice, at least 10 days prior to the date fixed for such prepayment. Notice of prepayment having been given as aforesaid, this Note, the Initial Gintel Note and the Gintel Subordinated Note, or the portions thereof so to be prepaid shall, on the date designated in such notice, become due and payable in the principal amounts thereof to be prepaid. In the event that this Note, the Initial Gintel Note and/or the Gintel Subordinated Note are outstanding and a partial prepayment is made, each of this Note, the Initial Gintel Note and the Gintel Subordinated Note shall be prepaid pro rata to the then outstanding principal amounts thereof.

     5.2 Mandatory Prepayment. The Company shall immediately use any proceeds received by it from any stockholder of the Company upon the exercise by such stockholder of rights issued in the Rights Offering, to repay, pro rata with the Initial Gintel Note, based upon the then outstanding principal amount in relation to the then outstanding principal amount of the Initial Gintel Note, the outstanding principal amount and any unpaid and accrued interest hereunder and the Holder hereof shall accept such prepayment.

     6.   Notifications by the Company.  In case at any time:

     (1) there shall be any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with, or sale of all or substantially all of the assets of the Company to, another corporation; or

     (2) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of such cases, the Company shall give written notice to the registered Holder of this Note of the date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such written notice shall be given not less than 30 days and not more than 60 days prior to the action in question and not less than 30 days and not more than 80 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto and such notice may state that the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended, or to a favorable vote of stockholders, if either is required.

     7. Assignment. The rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     8. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail or overnight courier, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when delivered in the manner set forth above and shall be deemed to have been received when delivered. Copies of all notices to the Company shall be given to:

              Blau, Kramer, Wactlar & Lieberman, P.C.
              100 Jericho Quadrangle
              Jericho, New York  11753
              Attention:  Edward I. Kramer

and copies of all notices to Avondale Mills, Inc. shall be given to:

              King & Spalding
              191 Peachtree Street
              Atlanta, Georgia  30303
              Attention:  Michael J. Egan III

     9. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

     10. Collection. If the Holder shall institute any action to enforce collection of this Note, there shall become due and payable from the Company, in addition to the unpaid principal amount and interest under this Note, all costs and expenses of that action (including, but not limited to, reasonable attorneys' fees) and the Holder shall be entitled to judgment for all such additional amounts.

     11. Governing Law. This Note is executed and delivered in, and shall be construed in accordance with, and governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

     12. Headings; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued this ____ day of January, 1996.

                               ONEITA INDUSTRIES, INC.


                               By________________________________
                                 --------------------------------

                                                                 Schedule E

                   REGISTRATION RIGHTS AGREEMENT


     AGREEMENT dated as of January__, 1996, by and among ONEITA INDUSTRIES, INC., a Delaware corporation (the "Company"), and each of the persons listed on
Schedule I annexed hereto (collectively, the "Holders" and individually, the "Holder").

                        W I T N E S S E T H:

     WHEREAS, pursuant to a Note Purchase Agreement dated as of December 28, 1995 (the "Purchase Agreement"), by and among the Company and the Holders, the Company is selling certain subordinated promissory notes of the Company (the "Notes") in the aggregate principal amount of $15,000,000, one of which Notes is in the principal amount of $7,500,000 and is exchangeable as herein provided (the "Avondale Note") and another of which Notes is in the principal amount of $3,750,000 and may be exchangeable as herein provided (the "Initial Gintel Note");

     WHEREAS, the Company intends to make a common stock rights offering (the "Rights Offering") to the holders of shares of the Company's common stock, $.25 par value per share (the "Common Stock"), and the Holders are willing to act as standby purchasers with respect to the Rights Offering pursuant to a standby agreement among the Company and the Holders (the "Standby Agreement");

     WHEREAS, as set forth in the Purchase Agreement, if, (a) by May 31, 1996, the Rights Offering is not consummated, or (b) an "Event of Default occurs (as defined in the Avondale Note or the Initial Gintel Note) or, if prior to May 31, 1996, (c) the stockholders of the Company vote to not approve the Rights Offering and the transactions contemplated thereby and in the Purchase Agreement, (d) the Company publicly announces that it will not proceed with the Rights Offering or (e) any other event takes place which effectively prohibits the Company from lawfully consummating the Rights Offering by May 31, 1996 (the date of occurrence of any of the events described in clauses (a) through (e) above being referred to as the "Conversion Date"), then the Holders shall have the right (subject, in the case of Robert Gintel, to the Company's receipt of any requisite consents) to exchange the Avondale Note and the Initial Gintel Note for certain convertible 10% subordinated notes of the Company in like principal amounts (the "Replacement Notes"), such Replacement Notes to be convertible into shares of Common Stock of the Company at the rate of $7.00 per share;

     WHEREAS, in connection with the sale by the Company of the Notes, the Company is agreeing, subject to its prior receipt of all requisite approvals and consents, including, without limitation, those of the New York Stock Exchange and/or the Company's stockholders, to issue and sell to one of the Holders, five-year warrants (the "Warrants") to purchase up to 125,000 shares of the Company's Common Stock at $7.00 per share; and

     WHEREAS, the Company and the Holders agree that the Holders shall have the registration rights set forth herein with respect to any shares of Common Stock acquired by the Holders pursuant to the Standby Agreement, upon the conversion of the Replacement Notes and/or upon the exercise of the Warrants or any shares issued or issuable in respect of such Common Stock upon any stock dividend, recapitalization or similar event (collectively, the "Registrable Shares").

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Restrictive Legend. Each certificate representing the Registrable Shares shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act of 1933, as amended (the "Securities Act")) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     1.0.1 In addition, the Company may place, or instruct its transfer agent and registrar to place, stop transfer orders against certificates which have the aforementioned restrictive legend thereon. For purposes of this Agreement, "Restricted Securities" shall mean securities of the Company which are required to bear the aforementioned legend thereon.

     1.1 Upon request of a Holder holding Registrable Shares which are Restricted Securities, the Company shall remove the foregoing legend from the certificate or issue to such Holder a new certificate therefor free of any transfer legend and without any stop transfer against such Registrable Shares, if, with such request, the Company shall have received either an opinion of counsel or a "no-action" letter referred to in Section 2 hereof to the effect that any transfer by such Holder of the Registrable Shares evidenced by such certificate will not violate the Securities Act and applicable state securities laws or the Shares have been sold pursuant to an effective registration statement under the Securities Act. The Company shall promptly reimburse the transferring holder for all reasonable legal fees and expenses incurred by such Holder in obtaining the legal opinion or "no action" letter referenced in this
Section 1(b).

     2. Notice of Proposed Transfers. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 3 and 4 hereof), the Holder thereof shall give written notice (the "Notice") to the Company of such Holder's intention to effect such transfer. Each Notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of legal counsel, who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the staff of the Securities and Exchange Commission (the "Commission") to the effect that the distribution of such Securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the Notice. The Company shall promptly reimburse the transferring Holder for all reasonable legal fees and expenses incurred by such Holder in obtaining the legal opinion or "no action" letter referenced in this Section 2(a).

     2.1 Prior to any proposed transfer requested in the Notice and as a condition thereto, each Holder will, if requested by the Company, and if required because any of the Restricted Securities are not to be sold pursuant to an effective registration statement under the Securities Act or a "no action" letter or an opinion of counsel described in the foregoing subsection, deliver to the Company (i) an investment covenant signed by the proposed transferee,
(ii) an agreement by such transferee to the impression of the restrictive legend set forth in Section 1(a) on the certificates representing the Registrable Shares to be transferred to such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent and registrar, if any, with respect to the Shares proposed to be transferred, (iv) an agreement by the transferee to assume the transferor's obligations under this Agreement, and (v) an agreement by the transferee to indemnify the Company to the same extent as set forth in Subsection (c) below. Any transferee complying with this Subsection (b) shall also be deemed a "Holder" for purposes of the registration rights under Sections 3 and 4 herein.

     2.2 Each Holder agrees to indemnify the Company against any and all losses, claims, damages, expenses or liabilities to which the Company may become subject under any federal or state securities law, at common law, or otherwise, insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon (i) any transfer by such Holder of such Registrable Shares in violation of the Securities Act, or the rules and regulations promulgated thereunder, (ii) any transfer by such Holder of Shares in violation of the provisions of this Section 2 or (iii) any untrue statement or omission to state any material fact in connection with such Holder's investment representations or with respect to the facts and representations supplied to counsel to the Company upon which its opinion as to a proposed transfer by such Holder was given.

     3. Demand Registration. At any time after receipt by any Holder of Registrable Shares that the Company receives a written request executed by one or more of the Holders (the "Initiating Holder") requesting registration of a number of shares of Common Stock at least equal to (i) thirty percent (30%) or more of the Registrable Shares then held by the Holders or (ii) the entire remaining number of Registrable Shares owned by the Initiating Holder, the Company will give notice of such request to each other Holder (the "Other Holders") and give them the right to participate therein in accordance with this
Section  3.

     3.1 As soon as practicable after receipt of the request given pursuant to Subsection (a) above, the Company shall prepare and file a registration statement (the "Registration Statement") under the Securities Act covering the

Registrable Shares requested to be sold under a Registration Statement (the "Registered Shares") and shall otherwise comply with its obligations under
Section 5.

     3.2 The Company's  obligations under this Section 3 shall be limited to six
(6) effective Registration Statements under the Securities Act, three of which may be initiated by each of Robert M. Gintel and Avondale Mills, Inc. or their respective transferees in accordance with Section 8(b) hereof.

     3.3 If a registration pursuant to this Section 3 is for a registered public offering involving an underwriting, the Company shall so advise the Holders. In such event, the right of any Holder to registration shall be conditioned upon such Holder's participation in the underwriting arrangements required by this
Section 3(d), and the inclusion of such Holder's Registrable Shares in the underwriting to the extent requested shall be limited to the extent provided herein.

     The Company shall (together with the Initiating Holder and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to the reasonable approval of the Initiating Holder. Notwithstanding any other provision of this
Section 3, if the managing underwriter advises the Company in writing that market factors require a limitation of the number of shares to be underwritten, then the Company shall so advise the Initiating Holder and the Other Holders, and the number of shares that may be included in the registration and underwriting shall be allocated, first, to the Initiating Holder, and second, among the Other Holders in proportion to the number of shares proposed to be included in such registration by such Other Holders. No Registrable Shares excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any holder to the nearest one hundred (100) shares. If any such limitation results in the Initiating Holder being able to sell less than 75% of the Registrable Shares requested to be included by the Initiating Holder in such offering, the offering shall not be counted as a demand registration by the Initiating Holder for the purposes of Section 3(c).

     If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holder. The Registrable Securities and/or other securities withdrawn from such underwriting shall also be withdrawn from such registration.

     4. Piggy Back Registration Rights. At any time after the receipt by the Holders of any Registrable Shares, the Company will send written notice to the Holders then owning Restricted Securities as defined in Section 1(a)(ii), at least twenty (20) days prior to the filing of each and every Registration Statement filed by the Company, whether or not pursuant to this Agreement (other than a Registration Statement covering exclusively securities under an employee option or stock purchase plan, a merger, acquisition or similar transaction) and give to such Holders the right to have included therein any Registrable Shares then held by the Holders. Such notice must specify the proposed offering price and the plan of distribution. The Company must receive written notice from such Holders within fifteen days after the date of the Company's written notice, indicating the full name and address of each Holder desiring to have Registrable Shares included for sale in such Registration Statement and the number of Registrable Shares requested to be covered.

     4.1 If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 4(a). In such event the right of any Holder to registration pursuant to Section

4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided in this Section 4(b).

     All Holders proposing to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. The Company shall use its reasonable best efforts to cause the managing underwriter of such proposed underwritten offering to permit the Registrable Shares proposed to be included in such registration to be included in the registration statement for such offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding any other provision of this Section 4, the Company shall be entitled to include in the registration all of the shares which the Company desires to sell for its own account, and if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Shares to be included in such registration. The Company shall so advise all Holders requesting to participate in such registration, and the number of shares that may be included in the registration and underwriting by all Holders shall be allocated among them, as nearly as practicable, first, to Avondale Mills, Inc. and, second, to Robert M. Gintel, or his or its respective transferees. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

     If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting also shall be withdrawn from such registration, and shall not be transferred prior to one hundred eighty (180) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

     5. Miscellaneous  Registration Provisions.

     5.1 In connection with any Registration Statement filed pursuant to Sections 3 or 4 hereof:

     5.1.1 The Company's obligation under this Agreement to include Registrable Shares in a Registration Statement shall mean shares of Common Stock or any security received by a Holder in exchange or upon reclassification of the
present   Common  Stock;

     5.1.2 the Holders of Registered Shares (herein "Registering Holders") shall furnish to the Company in writing such appropriate information (relating to the intention of such Holders as to proposed methods of sale or other disposition of the Registered Shares) and the identity of and compensation to be paid to any proposed underwriters to be employed in connection therewith as the Company, any underwriter, or the Commission or any other regulatory authority may request;

     5.1.3 the Registering Holders and the Company shall enter into the usual and customary form of underwriting agreement agreed to by the Company and any underwriter with respect to any such offering, if required, and such underwriting agreement shall contain the customary reciprocal rights of indemnity and contribution between the Company, the underwriters, and the selling shareholder, including the Registering Holders, to the extent set forth in Subsections (g) and (h) herein;

     5.1.4 the Registering Holders shall agree that they shall execute, deliver and/or file with or supply to the Company, any underwriters, the Commission and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements necessary to carry out the provisions of the registration covenants contained in this Agreement and/or to effect the registration or qualification of their Registrable Shares under the Securities Act and/or any of the laws and regulations of any state or governmental instrumentality;

     5.1.5  the  Registering   Holders  shall  furnish  the  Company  with  such
questionnaires and other documents regarding their identity and background as the Company may reasonably request; and

     5.1.6 the Company's obligation to include the Registering Holders' Registrable Shares in a Registration Statement shall be subject to the written agreement of the Holders to offer the Registrable Shares in the same manner and on the same terms and conditions as the other securities of the same class are being offered pursuant to the Registration Statement, if such shares are being underwritten.

     5.2 if and whenever the Company is required to effect the registration of any Registrable Shares pursuant to Section 3 or 4, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto it will, as promptly as is practicable:

     5.2.1 before filing a Registration Statement or prospectus or any amendments or supplements thereto, furnish to the counsel of the Holders of the Registrable Shares covered by such Registration Statement copies of all documents proposed to be filed, which documents will be made available on a timely basis, for review by such counsel to the Holders;

     5.2.2 prepare and file with the Commission, as soon as practicable, and use its best efforts to cause to become effective, a Registration Statement to be offered on such form under the Securities Act as the Initiating Holder and the Company or, if not filed pursuant to Section 3 hereof, the Company, determines and for which the Company then qualifies;

     5.2.3 prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such Registration Statement until the earlier of such time as all of such Registrable Shares have been disposed of in accordance with the intended methods of disposition set forth in such Registration Statement or the expiration of one hundred eighty (180) days after such Registration Statement becomes effective; provided that such one hundred eighty (180) day period shall be extended in the case of a registration pursuant to Section 3 hereof for such number of days that equals the number of days elapsing from (A) the date the written notice contemplated by Section 5(b)(vii) hereof is given by the Company to (B) the date on which the Company delivers to the Selling Holders the supplement or amendment contemplated by Section 5(b)(vii) hereof;

     5.2.4 furnish to the Holders and to any underwriter of Registrable Shares such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any amendment or supplement thereto, in conformity with the requirements of the Securities Act, such documents incorporated by reference in such Registration Statement or prospectus, and such other documents, as the Holders or such underwriter may reasonably request, and, if requested, a copy of any and all transmittal letters or other correspondence to, or received from, the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

     5.2.5 make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible moment;

     5.2.6 if required by a Holder, (A) furnish to each Holder and to any underwriter an opinion of counsel for the Company addressed to each Holder and underwriter and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the Registration Statement), (B) use its best efforts to furnish to each Holder a "cold comfort" or "special procedures" letter addressed to each Holder and signed by the independent public accountants who have audited the Company's financial statements included in such Registration Statement and (C) make such representations and warranties to the Holders and, in connection with any underwritten offering, to the underwriters, in each such case covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters and in underwriting agreements in underwritten public offerings of securities and such other matters as the Holders may reasonably request, and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, provided, however, that the Company shall not be obligated to cause the legal counsel and accountants' letters contemplated by this Subsection (b)(vi) to be delivered to the Holders if the Company would be required to incur unreasonable expenses to cause such letters to be delivered.


     5.2.7 immediately notify the Holders in writing (A) at anytime when a prospectus relating to a registration hereunder is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any Registration Statement or other document relating to such offering, and in either such case, at the request of a Holder, prepare and furnish to such Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

     5.2.8 use its best efforts to list all such Registrable Shares covered by such Registration Statement on the principal securities exchange and inter-dealer quotation system on which a class of common equity securities of the Company is then listed, and to pay all fees and expenses in connection therewith;

     5.2.9 upon the transfer of shares by a Holder in connection with a registration hereunder (other than to an "affiliate" of the Company as such term is defined in Rule 144(a)), furnish unlegended certificates representing ownership of the Registrable Shares in such denominations as shall be requested by the Holders or the underwriters;

     5.2.10 promptly notify the Holders and the managing underwriter, if any, and if requested by any such Person, confirm such advice in writing,

     (A) of the  issuance by the  Commission  of any stop order  suspending  the
effectiveness  of  such   Registration   Statement  or  the  initiation  of  any
proceedings  for that purpose,

     (B) of the Company's becoming aware at any time that the representations and warranties of the Company contemplated by Section 5(b)(vii)

     (C) above have ceased to be true and correct, and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

     5.2.11 if reasonably requested by the managing underwriter, if any, or a majority in interest of the Registrable Shares being sold in connection with an underwritten offering, immediately include in a prospectus supplement or post-effective amendment to such Registration Statement such information as the managing underwriter or such majority in interest of the Registrable Shares being sold reasonably request to have included therein relating to the plan of distribution with respect to such Registrable Shares, including, without limitation, information with respect to the amount of Registrable Shares being sold to such underwriters and any other terms of the underwritten (or best-efforts underwritten) offering of the Registrable Shares to be sold in such of offering; and make all required filings of such prospectus supplement or post-effective amendment to such Registration Statement as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment to such Registration Statement;

     5.2.12 prior to any public offering of Registrable Shares, register or qualify or reasonably cooperate with the Holders, the managing underwriter, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any Holder or managing underwriter reasonably requests and do any and all other facts or things necessary to enable the disposition in such jurisdictions of the Registrable Shares covered by such Registration Statement;

     5.2.13 cooperate and assist in any filings required to be made with the NASD and any performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" as required to be retained in accordance with the rules and regulations of the NASD); and

     5.2.14 otherwise use its best efforts to comply with the Securities Act, the Exchange Act, all applicable rules and regulations of the Commission and all applicable state blue sky and other securities laws, rules and regulations.

     5.3 The Company shall pay all out-of-pocket expenses and disbursements incurred by the Company and the Holders in connection with the Registration Statements filed by it pursuant to Sections 3 or 4, including, without limitation, all legal and accounting fees, Commission filing fees, National Association of Securities Dealers ("NASD") filing fees, printing costs, registration or qualification fees and expenses to comply with Blue Sky or other state securities laws, the fees of other experts, and any expenses or other compensation paid to the underwriters; provided, however, that such registration expenses shall not include underwriting commissions and discounts and transfer taxes, if any.

     5.4 The Company shall be obligated to keep any Registration Statement filed by it under Sections 3 and 4 effective under the Securities Act for a period of 180 days after the actual effective date of such Registration Statement and to prepare and file such supplements and amendments necessary to maintain an effective Registration Statement for such period. As a condition to the Company's obligation under this Subsection (d), the Registering Holders will execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Securities Act.

     5.5 The Company shall use its best efforts to register or qualify the Registered Shares under such securities or blue sky laws in such jurisdictions within the United States as the Registering Holders may reasonably request; provided, however, that the Company reserves the right, in its sole discretion, not to register or qualify such Registered Shares in any jurisdiction where such Registered Shares do not meet with the requirements of such jurisdiction after having taken reasonable steps to meet such requirements or where the Company is required to qualify as a foreign corporation to do business in such jurisdiction and is not so qualified therein or is required to file any general consent to service of process.

     5.6 In the event all the Registered Shares have not been sold on or prior to the expiration of the period specified in Subsection (d) above, the Registering Holders hereby agree that the Company may deregister by post-effective amendment any shares covered by the Registration Statement, but not sold on or prior to such date. The Company agrees that it will notify the Registering Holders of the filing and effective date of such post-effective amendment.

     5.7 The Registering Holders agree that upon notification by the Company that the prospectus in respect to any public offering covered by the provisions hereof is in need of revision, they shall immediately upon receipt of such notification (i) cease to offer or sell any securities of the Company which must be accompanied by such prospectus; (ii) return all such prospectuses in their hands to the Company; and (iii) shall not offer or sell any securities of the Company until they have been provided with a current prospectus and the Company has given them notification permitting them to resume offers and sales.

     5.8 As a condition to the filing of a Registration Statement pursuant to this Agreement, the Company shall indemnify and hold harmless the Registering Holders and the underwriter(s) and controlling person(s) of such underwriter(s) who may purchase from or sell for the Registered Holders, any Registrable
Shares, from and against any and all losses, claims, damages, expenses or liabilities caused by any failure of the Company to comply with the Securities Act or any rule or regulation promulgated thereunder in connection with the registration of the Registrable Securities or any untrue statement of a material fact contained in the Registration Statement, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statements or alleged untrue statements or omissions based upon information furnished or required to be furnished in writing to the Company by the party seeking indemnification expressly for use therein; which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Securities Act and each officer, director, employee and agent of such underwriter; provided, however, that the Company shall not be obligated to so indemnify the Registering Holders or any such underwriter or other person referred to above unless the Registering Holders or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

     5.9 Each party entitled to indemnification under paragraph (h) above (the "Indemnified Party") shall, promptly after receipt of notice of any claim or the commencement of any action against such Indemnified Party in respect of which indemnity may be sought, notify the party required to provide indemnification (the "Indemnifying Party") in writing of the claim or the commencement thereof; provided that the failure of the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party pursuant to the provisions of paragraph (h), unless the Indemnifying Party was materially prejudiced by such failure, and in no event shall such failure relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party. If any such claim or action shall be brought against an Indemnified Party, it shall notify the Indemnifying Party thereof and the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable (except to the extent the proviso to this sentence is applicable, in which event it will be so liable) to the Indemnified Party under paragraph (h) for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation: provided that each Indemnified Party shall have the right to employ separate counsel to represent it and assume its defense (in which case, counsel to the Indemnifying Party shall not represent it) if (i) upon the advice of counsel, the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if such Indemnified

Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party will not have the right to assume the defense of such claim or action on behalf of such Indemnified Party), or (ii) in the event the Indemnifying Party has not assumed the defense thereof within ten (10) days of receipt of notice of such claim or commencement of action, in which case the fees and expenses of one such separate counsel shall be paid by the Indemnifying Party. If any Indemnified Party employs such separate counsel it will not enter into any settlement agreement which is not approved by the Indemnifying Party, such approval not to be unreasonably withheld. If the Indemnifying Party so assumes the defense thereof (and by so assuming shall be solely responsible for liabilities relating to such claim or action, and shall release the Indemnified Party from such liabilities to the extent permitted by law, except to the extent the Indemnified Party is not entitled to be indemnified pursuant to paragraph
(h), it may not agree to any settlement of any such claim or action as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party. No Indemnified Party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or action. In any action hereunder as to which the Indemnifying Party has assumed the defense thereof with counsel satisfactory to the Indemnified Party, the Indemnified Party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the Indemnifying Party shall not be obligated hereunder to reimburse the Indemnified Party for the costs thereof.

     5.10 If for any reason the indemnification provided for above is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

     6. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:


     6.1 Make and keep public information available at all times, as those terms are understood and defined in Rule 144 under the Securities Act (as such Rule may be amended from time to time) or any similar rule hereinafter adopted by the Commission;

     6.2 File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

     6.3 Take such further action as any Holder may reasonably request, all to the extent required from time to time, to enable such Holder to sell Registrable Shares without registration under the Securities Act, including, without limitation, issuing appropriate instructions to the Company's transfer agent and registrar and exchanging legended certificates for certificates without legend and processing in requisite time frames counsel opinions, if any.

     7. No Other Registration Rights. The Company represents and warrants to the Holders that except as set forth in this Agreement and the Purchase Agreement, there are no other registration rights with respect to the Company's securities currently outstanding or other rights currently outstanding which could require the Company to register for sale pursuant to the Securities Act any securities of the Company (collectively, "Registration Rights"). In addition, the Company covenants and warrants to the Holders that at all times while the Holders have the right to request the registration of Registrable Shares hereunder, the Company will not, without the prior written consent of the Holders, grant to any person Registration Rights, the effect of which could (a) limit, in any registration statement subsequently filed by the Company, the number of Registrable Shares that the Purchasers may include in such registration statement or (b) otherwise adversely affect the priority of the Registration Rights being granted to the Holders hereunder.

     8. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and the successors and assigns of the Company and
the  permitted   transferees  of  the  Holders.

     8.1 Upon acquisition of any Registrable Shares, the Holders agree that the Registrable Shares shall not be transferable except upon the conditions set forth in this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act. Each Holder in any transfer subject to
Section 2 herein shall cause any proposed transferee of Registrable Shares held by that Holder to agree to take and hold those securities subject to the rights and obligations and upon the conditions specified in this Agreement.

     8.2 This Agreement contains the entire agreement among the parties hereto with respect to the subject matter herein, and cannot be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom the enforcement of any modification, change, discharge or termination is sought.

     8.3 References to the Holders or some of them by use of masculine pronoun is for convenience only and shall, where appropriate, be deemed to be reference by feminine or neuter pronouns. 8.4 Any notice, request, instruction or other document to be given hereunder shall be in writing and shall be delivered personally or sent by registered or certified mail as follows: (i) If to the
Company: 4130 Faber Place Suite 200, Ashley Corporate Center Charleston, South Carolina 29405 Attn: President

                     With a copy to:

                     Blau, Kramer, Wactlar & Lieberman, P.C.
                     100 Jericho Quadrangle
                     Jericho, New York  11753
                     Attn:  Edward I. Kramer

     (ii) If to the Holders, at the address specified next to their respective names on Schedule I hereto or to such other address as any party hereto hereinafter designates in writing to any other party hereto, and in the case of Robert M. Gintel, to:
                     Reid & Priest LLP
                     40 West 57th Street
                     New York, New York  10019
                     Attn:  Leonard Gubar
                and, in the case of Avondale Mills, Inc., to:

                     King & Spalding
                     191 Peachtree Street
                     Atlanta, Georgia  30303
                     Attn:  Michael J. Egan, III

     Upon receiving notice from a Holder (or any permitted transferee of an Holder) that Registrable Shares have been transferred and if the transferee is entitled to any rights under this Agreement, the Company shall give notices to such transferee as contemplated by this Agreement.

     8.5 The captions herein are inserted for convenience only and shall not affect the construction of this Agreement.

     8.6 This Agreement is executed and delivered in, and shall be construed in accordance with, and governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

     8.7 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                                    ONEITA INDUSTRIES, INC.


                                    By: ______________________________
                                      Name:
                                      Title:


                                    HOLDERS:


                                    -----------------------------------
                                         Robert M. Gintel


                                    AVONDALE MILLS, INC.


                                    By: ______________________________
                                      Name:
                                      Title:

                             SCHEDULE I


Holders



Robert M. Gintel

      Address:  6 Greenwich Office Park
                Greenwich, Connecticut  06831



Avondale Mills, Inc.

      Address:  506 South Broad Street
                Monroe, Georgia  30655

                                                                 Schedule F

THIS WARRANT AND THE UNDERLYING COMMON STOCK HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

VOID AFTER 5:00 P.M., NEW YORK TIME, ON ____________, 2001, OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., NEW YORK TIME, ON THE NEXT FOLLOWING BUSINESS DAY.

                                                            WARRANT TO PURCHASE
                                                 125,000 Shares of Common Stock


                               WARRANT TO PURCHASE
                                  COMMON STOCK
                                       OF
                             ONEITA INDUSTRIES, INC.

                     TRANSFER RESTRICTED -- SEE SECTION 6.02

     This certifies that, for good and valuable consideration, ROBERT M. GINTEL, an individual with a principal place of business at 6 Greenwich Office Park, Greenwich Connecticut 06831, and his registered, permitted assigns (collectively, the "Warrantholder" or "Holder"), is entitled to purchase from ONEITA INDUSTRIES, INC., a Delaware corporation (the "Company"), subject to the terms and conditions hereof, at any time before 5:00 P.M., New York time, on ________________, 2001 (or, if such day is not a business day, at or before 5:00 P.M., New York time on the next following business day), the number of fully paid and non-assessable shares of Common Stock, par value $.25 per share, of the Company (the "Common Stock") stated above at the exercise price of $7.00 per share (the "Exercise Price"). The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Article II hereof. This Warrant is being issued to the Holder in accordance with Section 2 of that certain Note Purchase Agreement dated as of December 28, 1995 among the Holder, the Company and Avondale Mills, Inc. (the "Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                                    ARTICLE I

                        Duration and Exercise of Warrant

     Section 1.01: Duration of Warrant. Subject to the terms contained herein, this Warrant may be exercised at any time before 5:00 P.M., New York time, on _______________, 2001 (the "Expiration Date"), (or, if such day is not a business day, at or before 5:00 P.M., New York time, on the next following business day). If this Warrant is not exercised at or before 5:00 P.M., New York time, on the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

     Section 1.02:  Exercise of Warrant.

     (a) The Warrantholder may exercise this Warrant, in whole or in part, upon surrender of this Warrant with the Subscription Form hereon duly executed, to the Company at its corporate office at 4130 Faber Place, Suite 200, Ashley Corporate Center, Charleston, South Carolina, or to such office as duly designated by the Company to the Warrantholder, together with the full Exercise Price for each Warrant Share to be purchased by tendering in lawful money of the United States, or by certified check or bank draft payable in United States Dollars to the order of the Company.

     (b) Upon receipt of this Warrant with the Subscription Form duly executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Company will cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised (adjusted to reflect the effect of the provisions contained in Article II hereof, if any, and as provided in Section
4.04 hereof) in such denominations as are required for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. If at the time this Warrant is exercised a registration statement is not in effect to register under the Securities Act, the Warrant Shares issuable upon exercise of this Warrant, the Company may require the Warrantholder to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.

     (c) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company will execute a new warrant in the form of this Warrant for the
balance  of  such   Warrant   Shares  and  deliver   such  new  warrant  to  the
Warrantholder.

     (d) The Company covenants and agrees that it will pay when due and payable any and all stock transfer and similar taxes which may be payable in respect of the issue of this Warrant or in respect of the issue of any Warrant Shares. The Company shall not, however, be required to pay any tax imposed on income or gross receipts or any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or at the time of surrender.

                                   ARTICLE II

                       Adjustment of Warrant Shares Stock
                        Purchasable and of Exercise Price

     The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article II, provided, however, that the adjustments contemplated by Sections 2.01(b), (c) and (g) below shall no longer be applicable or have any force or effect following such time as the conversion privileges set forth in the Avondale Replacement Note and the Gintel Replacement Note have either been exercised in their entirety, canceled or terminated.

     Section 2.01:  Mechanical Adjustments.

     (a) Anti-Dilution Provisions; Adjustment of Purchase Price. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Exercise Price, the number of Warrant Shares shall thereafter be the amount obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (b) Purchase Price Adjustment Formulas. If and whenever after the date hereof the Company shall issue or sell any shares of its Common Stock (other than shares of Common Stock issued as permitted by Section 2.01(g) herein) for a consideration per share less than the Exercise Price in effect immediately prior to such issue or sale, then forthwith the Exercise Price shall be reduced to a price (calculated to the nearest $0.0001) determined by dividing (1) an amount equal to the sum of (aa) the number of shares of Common Stock acquired or acquirable by all purchasers immediately prior to such issue or sale multiplied by the then existing Exercise Price, and (bb) the net consideration, if any, received and deemed received by the Company upon such issue or sale, by (2) an amount equal to the sum of (xx) the total number of shares of Common Stock acquired or acquirable by the Holder under this Warrant and (yy) the total number of shares of Common Stock issued in connection with such issue or sale. No adjustment of the Exercise Price, however, shall be made in an amount less than $0.0001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.0001 per share or more.

     (c) Constructive Issuances of Stock; Convertible Securities; Rights and Options; Stock Dividends. For the purposes of Section 2.01(b), the following provisions (i) to (vi), inclusive, shall also be applicable:

     (i) In case at any time the Company shall in any manner grant any rights to subscribe for or to purchase, or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of any such rights or options which relate to such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by b) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for the price per share determined as set forth hereinabove. Except as provided in clause (iii) below, no further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

     (ii) In case at any time the Company shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by b) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share; provided, that, except as otherwise specified in clause (iii) below, (x) no further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 2.01(c), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

     (iii) If the purchase price provided for in any right or option referred to in clause (i) of this Section 2.01(c), or the rate at which any Convertible Securities referred to in clauses (i) and (ii) of this Section 2.01(c) are convertible into or exchangeable for Common Stock, shall change or a different purchase price or rate shall become effective from time to time (other than under or by reason designed to protect against dilution) then, upon becoming effective, the Exercise Price then in effect hereunder shall forthwith be increased (but in no event to an amount greater than the Exercise Price that would be in effect without giving effect to the issuance of such Convertible Securities, rights or options) or decreased to such Exercise Price as would have obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of (and the total consideration received therefor) (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, (b) the issuance of all Common Stock and all other rights, options and Convertible Securities issued after the issuance of such rights, options or Convertible Securities, and
(c) the original issuance at the time of such change of any such options, rights and Convertible Securities then still outstanding. On the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be increased (but in no event to an amount greater than the Exercise Price that would be in effect without giving effect to the issuance of such Convertible Securities, rights or options) or decreased to such Exercise Price as would have obtained (x) had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities and (y) had adjustments been made on the basis of the Exercise Price as adjusted under the immediately preceding clause (x) for all issues or sales of Common Stock or rights, options or Convertible Securities made after the issuance of such rights or options or Convertible Securities. If the purchase price provided for in any right or option referred to in clause (i) of this
Section 2.01(c), or the rate at which any Convertible Securities referred to in clauses (i) and (ii) of this Section 2.01(c) are convertible into or exchangeable for Common Stock, shall decrease at any time to an amount below the Exercise Price then in effect under or by reason of provisions with respect thereto designed to protect against dilution, then in the case of the delivery of shares of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be decreased to such Exercise Price as would have obtained had the adjustments made upon issuance of such right or option or Convertible Securities been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

     (iv) In case at any time the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

     (v) In case at any time any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash payable to the Company shall be deemed to be the fair value of such consideration as reasonably determined by the Board of Directors of the Company, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the fair value as reasonably determined by the Board of Directors of the Company of such portion of the assets of such merged corporation as such Board shall determine to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be.

     (vi) In case at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     (d) Effect of Certain Dividends. In case at any time the Company shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock) payable otherwise than out of net earnings after taxes for the prior fiscal year, the Exercise Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of Common Stock or, in the case of any other dividend, to the fair value thereof per share of Common Stock as determined by the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of record of Common Stock entitled to such dividend are to be determined. As used in this Section 2.01(d), the term "dividend" shall mean any distribution to the holders of Common Stock as such.

     (e) Stock Splits and Reverse Splits. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares immediately prior to such combination shall be proportionately reduced. Except as provided in this Section 2, no adjustment in the Exercise Price and no change in the number of Warrant Shares so purchasable shall be made pursuant to this
Section 2 as a result of or by reason of any such subdivision or combination.

     (f) Effect of Reorganization and Asset Sales. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive, upon the terms and conditions herein contained, upon exercise of this Warrant in accordance with
Section 1.02 above, in lieu of the shares of the Common Stock of the Company immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares issuable upon exercise) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to each Holder, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and containing the express assumption of such successor corporation of the due and punctual performance and observance of each provision of this Warrant to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder.

     (g) Excluded Shares. Notwithstanding the foregoing, no adjustments to the Exercise Price shall be made or required with respect to (a) the issuance of Common Stock as required upon the exercise of rights granted in the Rights Offering or pursuant to any conversion of the Avondale Replacement Note or the Gintel Replacement Note (each such capitalized term as defined in the Note Purchase Agreement) and stock reserved for such purpose, (b) the issuance of Common Stock pursuant to existing Stock Option Plans of the Company covering not more than 323,400 shares of the Company's existing Common Stock, and (c) the sale of not more than 250,000 shares of the Company's existing Common Stock (net of repurchases) to employees, officers and consultants of the Company pursuant to option or stock purchase plans hereafter adopted (in addition to shares issued as contemplated in (b) above).

     (h) Accountants' Certificate. Upon each adjustment of the Exercise Price and upon each change in the number of shares of Common Stock issuable upon the exercise of this Warrant and in the event of any change in the rights of the Holder of this Warrant by reason of other events herein set forth, then and in each such case, the Company will promptly obtain a certificate of a firm of independent certified public accountants of recognized standing selected by the Company's Board of Directors (who may be the regular auditors of the Company), stating the adjusted Exercise Price and the new number of shares so issuable, or specifying the other shares of stock, securities or assets and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company will promptly mail a copy of such accountants' certificate to the registered Holder of this Warrant.

     (i) Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of the Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of the Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the Warrant, in addition to such other remedies as shall be available to the Holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes; provided, if such corporate action is not taken by the date 45 days preceding the date on which this Warrant is exercisable, then the right to purchase shares pursuant to this section shall be extended to a date 45 days after the effective date under the Delaware General Corporation Law of any corporate act that makes available sufficient authorized and unissued shares for purchase pursuant hereto.

     Section 2.02: Notice of Adjustment. Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver to the Warrantholder a certificate signed by its Chairman of the Board, President, any Vice President, Treasurer or Secretary, setting forth the adjusted number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

     Section 2.03:  No Adjustment for Dividends.  Except as provided in Section
2.01 of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

     Section 2.04: Form of Warrant After Adjustments. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and any Warrant theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

     Section 2.05: Preservation of Purchase Rights in Certain Transactions.

     (a) In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and the surviving entity is a publicly traded company, the Company agrees that a condition of such transaction shall be that the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrantholder an agreement granting the Warrantholder the right until the Expiration Date, upon payment of the Exercise Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article II. The provisions of this Section 2.05 shall similarly apply to successive consolidations, mergers, sales or conveyances.

     (b) In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and the surviving entity is a non-publicly traded company, the Company agrees that a condition of such transaction will be that the Company shall mail to the Warrantholder at the earliest applicable time (and, in any event, not less than 20 days before any record date or other date set for definitive action) written notice of the record date for such transaction to take place. Such notice shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price of and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of this Warrant.

                                   ARTICLE III

                       Compliance with the Securities Act

     The Holder acknowledges that the Warrant Shares, in his hands, will be restricted securities which may not be sold or offered for sale in the absence of an effective registration statement under the Securities Act or an opinion of counsel satisfactory to the Company that such registration is not required. With respect to any offer, sale or other disposition of any Warrant Shares, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of the Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Article III that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each certificate representing the Warrant Shares thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required, in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent and registrar in connection with such restrictions.

                                   ARTICLE IV

                            Other Provisions Relating
                           to Rights of Warrantholder

     Section 4.01: No Rights as Shareholder; Notice to Warrantholder. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or his transferees the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter or any rights whatsoever as shareholders of the Company, except to the extent specifically provided for herein.

     Section 4.02: Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

     Section 4.03:  Reservation of Shares.

     (a) The Company covenants and agrees that at all times it shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock or other securities as are sufficient to permit the exercise in full of this Warrant.

     (b) The Company shall use its best efforts to maintain or secure the listing of the Warrant Shares upon the securities exchange or automated quotation system, if any, upon which shares of its Common Stock are then listed.

     (c) The Company covenants that all shares of Common Stock issued on exercise of this Warrant will be validly issued, fully paid, non-assessable and free of preemptive rights.

     Section 4.04: No Fractional Shares. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share in connection with the exercise of this Warrant. In any case where the Warrantholder would, except for the provisions of this Section 4.04, be entitled under the terms of this Warrant to receive a fraction of a share upon exercise of this Warrant and receipt of the Exercise Price, the Company shall not be required to issue any fraction of a share, but rather, will adjust the aggregate Exercise Price for such fraction of a share to which the Warrantholder would otherwise be entitled.

                                    ARTICLE V

                           Treatment of Warrantholder

     Prior to due presentment for registration or transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes of the Company shall not be affected by any notice to the contrary.

                                   ARTICLE VI

                             Split-Up, Combination,
                        Exchange and Transfer of Warrant

     Section 6.01: Split-Up, Combination, Exchange and Transfer of Warrant. Subject to and limited by the provisions of Section 6.02 hereof, this Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, he shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

     Section 6.02: Restrictions on Transfer. This Warrant may be exercised and this Warrant and the Warrant Shares may not be sold, hypothecated, assigned or transferred (a "Transfer"), except only in accordance with and subject to the provisions of the Securities Act and the rules and regulations promulgated thereunder. The Warrantholder shall have the benefit of the certain registration rights for the Warrant Shares as provided in that certain Registration Rights Agreement dated as of December ___, 1995 among the Company, the Holder and Avondale Mills, Inc.

                                   ARTICLE VII

                                  Other Matters

     Section 7.01: Successors and Assigns. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

     Section 7.02: Amendments and Waivers. The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holder. The Warrantholder shall be bound by any consent authorized by this Section whether or not certificates representing his Warrant have been marked to indicate such consent.

     Section 7.03: Counterparts. This Warrant may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 7.04: Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

     Section 7.05: Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     Section 7.06: Integration/Entire Agreement. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     Section 7.07: Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail or overnight courier, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when delivered in the manner set forth above and shall be deemed to have been received when delivered. Copies of all notices to the Company shall be given to:

          Blau, Kramer, Wactlar & Lieberman, P.C.
          100 Jericho Quadrangle
          Jericho, New York  11753
          Attention:  Edward I. Kramer
and copies of all notices to Robert M. Gintel shall be given to:

          Reid & Priest LLP
          40 West 57th Street
          New York, New York  10019
          Attention:  Leonard Gubar

Notice or demand pursuant to this Warrant to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent by first class mail or overnight courier, postage prepaid, to the Warrantholder at his last known address as it shall appear on the books of the Company.

     Section 7.08: Headings. The Article and Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

     IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the ____ day of ____________, 19___.

                                              ONEITA INDUSTRIES, INC.

                                              By:  ________________________


(Corporate Seal)

ATTEST:

--------------------------------
 Secretary

                                   ASSIGNMENT


(To be executed only upon assignment of Warrant Certificate)

     For value received, ____________________________ hereby sells, assigns and transfers unto ________________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____ ____________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

     Name(s) of
     Assignee(s)          Address          No. of Warrants





And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants represented by said Warrant Certificate.

Dated: ________________, _____.


                         ----------------------------------------
                     Note: The above signature should correspond exactly with the name on the face of this Warrant Certificate.

                                SUBSCRIPTION FORM
                    (To be executed upon exercise of Warrant)


ONEITA INDUSTRIES, INC.


     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $ .

     Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:

                          Name_______________________________
                          (Please Print Name, Address and Social Security No.)

                          Signature___________________________  Note:  The above
                          signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

     And if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash.